Quarterly Earnings and
Supplemental Operating and Financial Data

For the Three Months Ended March 31, 2010

LEXINGTON REALTY TRUST
SUPPLEMENTAL REPORTING PACKAGE
For the Three Months Ended March 31, 2010

Table of Contents

This Quarterly Earnings Release and Supplemental Reporting Package contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under Lexington’s control which may cause actual results, performance or achievements of Lexington to be materially different from the results, performance, or other expectations implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in Lexington’s periodic reports filed with the Securities and Exchange Commission, including risks related to: (1) the failure to continue to qualify as a real estate investment trust, (2) changes in general business and economic conditions, including the impact of the current global financial and credit crisis, (3) competition, (4) increases in real estate construction costs, (5) changes in interest rates, or (6) changes in accessibility of debt and equity capital markets. Copies of the periodic reports Lexington files with the Securities and Exchange Commission are available on Lexington’s web site at www.lxp.com. Forward-looking statements, which are based on certain assumptions and describe Lexington’s future plans, strategies and expectations, are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “estimates,” “projects”, “is optimistic” or similar expressions. Lexington undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that Lexington’s expectations will be realized.

Lexington Realty Trust
TRADED: NYSE: LXP
One Penn Plaza, Suite 4015
New York NY 10119-4015
Contact:
Investor or Media Inquiries, T. Wilson Eglin, CEO
Lexington Realty Trust
Phone: (212) 692-7200 E-mail: tweglin@lxp.com

FOR IMMEDIATE RELEASE
Thursday May 6, 2010

LEXINGTON REALTY TRUST REPORTS FIRST QUARTER 2010 RESULTS

New York, NY – May 6, 2010 – Lexington Realty Trust (“Lexington”) (NYSE:LXP), a real estate investment trust focused on single-tenant real estate investments, today announced results for the first quarter ended March 31, 2010.

First Quarter 2010 Highlights
•	Generated Company Funds From Operations (“Company FFO”) of $34.4 million or $0.25 per diluted common share/unit, adjusted for certain items.
•	Executed 22 new and renewal leases, totaling approximately 413,000 square feet; overall portfolio remains 92% leased.
•	Sold three properties for an aggregate disposition price of $39.9 million.
•	Increased the availability under the revolving loan portion of the secured credit facility from $125.0 million to $150.0 million, and no amounts are currently outstanding.
•	Invested $31.8 million in new assets.
•	Raised net proceeds of $111.3 million through issuance of $115.0 million principal amount of 6.00% Convertible Notes.
•	Issued approximately 11.7 million common shares, raising net proceeds of $75.7 million.
•	Reduced overall debt by $75.2 million.
•	Recorded non-cash income of $2.1 million related to a previously disclosed forward equity commitment and impairment charges of $28.0 million on real estate.
•	Formed a joint venture with an unaffiliated third party for property management at certain of our properties.

T. Wilson Eglin, President and Chief Executive Officer of Lexington, stated, “During the first quarter of 2010, we continued to make progress on Lexington’s capital recycling effort with the disposal of $39.9 million of properties.  We also improved Lexington’s financial flexibility by raising $193.2 million of debt and equity capital and retiring $175.7 million of debt. We continue to be pleased with the pace of Lexington’s leasing activity and prospects, particularly at 100 Light Street in Baltimore.  Based on our leasing success over the past few quarters, Lexington has a minimal number of leases expiring over the balance of the year. We continue to be focused on creating additional liquidity by selling Lexington’s non-core retail and multi-tenant properties to retire debt and to be prepared to capitalize on investment opportunities as they arise.”

FINANCIAL RESULTS
Revenues

For the quarter ended March 31, 2010, total gross revenues were $88.9 million, compared with total gross revenues of $93.5 million for the quarter ended March 31, 2009.

Company FFO Attributable to Common Shareholders/Unitholders

The following presents in tabular form the items excluded from Company FFO for the three months ended March 31, 2010 and 2009:

	2010			2009
		Per Diluted			Per Diluted
	Millions	Share/Unit		Millions	Share/Unit
Reported Company FFO(A)	$14.0	$0.10		$(18.8)	$(0.17)
Accounting pronouncements -
Exchangeable Notes	0.2			0.5
Debt satisfaction, net	(2.6)			(6.4)
Forward equity commitment	(2.1)			8.6
Impairment losses – real estate	28.0			9.5
Impairment loss – real estate noncontrolling interest	(3.1)			-
Impairment losses – consolidated debt investments	-			1.1
Impairment losses – Concord debt investments	-			20.1
Impairment loss – Concord equity investment	-			29.1
Land transaction income, net	-			(1.3)
	$34.4	$0.25	(B)	$42.4	$0.39	(B)

(A)	A reconciliation of GAAP net income (loss) to Company FFO is provided later in this press release.
(B)
Per diluted share/unit reflects the impact of estimated net shares retired upon the assumed settlement of the forward equity commitment of (3,312,724) and (2,139,550) for the three months ended March 31, 2010 and 2009, respectively.

Net Loss Attributable to Common Shareholders

For the quarter ended March 31, 2010, net loss attributable to common shareholders was ($33.0) million, or a loss of ($0.27) per diluted share, compared with net loss attributable to common shareholders for the quarter ended March 31, 2009 of ($71.7) million, or a loss of ($0.72) per diluted share.

Capital Activities and Balance Sheet Update

During the first quarter of 2010, Lexington issued 11.7 million common shares, raising net proceeds of $75.7 million. In addition, Lexington issued $115.0 million principal amount of 6.00% Convertible Notes, raising net proceeds of $111.3 million.

Lexington reduced its overall consolidated debt during the first quarter of 2010 by approximately $75.2 million. Lexington retired $175.7 million of debt in the aggregate, including $25.5 million original principal amount of its 5.45% Exchangeable Notes, $81.3 million under its secured credit facility and $68.9 million of mortgage debt. Lexington currently has $62.2 million 5.45% Exchangeable Notes outstanding, $90.0 million outstanding on the term loan portion of the secured credit facility and no borrowings outstanding on the revolving loan portion of the $150.0 million secured credit facility.

Common Share Dividend/Distribution

During the quarter ended March 31, 2010, Lexington declared a regular quarterly dividend/distribution of $0.10 per common share/unit, which was paid in cash on April 15, 2010, to common shareholders/unitholders of record as of March 31, 2010.

Effective beginning with the dividend payable with respect to the quarter ending June 30, 2010, Lexington has increased the purchase price discount on shares acquired from it or in the open market from 2.5% to 5.0% under its dividend reinvestment plan. Investors interested in participating in the plan should visit www.bnymellon.com/shareowner/isd or call 1-800-850-3948.

OPERATING ACTIVITIES

Dispositions

During the quarter ended March 31, 2010, Lexington sold three properties to unrelated parties for an aggregate disposition price of approximately $39.9 million, including the assumption of $38.1 million in mortgage debt.

Investments

During the quarter ended March 31, 2010, Lexington:

-
funded a 15%, $11.5 million mortgage loan on an office building in Schaumburg, Illinois, which matures January 15, 2012, but can be extended one additional year by the borrower. The property is net leased to Career Education Corporation from January 1, 2011 through December 31, 2022 for an average annual rent of $4.0 million. In addition, Lexington will be lending the borrower an additional $7.0 million for work being performed on the building;

-
closed a $17.0 million loan principally secured by ownership pledges for and second mortgage liens against five medical facilities, which are primarily subject to single-tenant net leases. The loan is guaranteed by a parent entity and its principal, matures in December 2011 and requires payments of interest only at a rate of 14% for the first year and 16% thereafter; and

-
purchased an adjacent land parcel and parking lot in a sale/leaseback transaction with an existing tenant, Nevada Power Company, which occupies a property owned by Lexington in Las Vegas, Nevada. The purchase price was $3.3 million, a portion of which was financed with a $2.5 million non-recourse mortgage note, which matures in September 2014 and bears interest at 7.5%. In connection with this transaction, the Nevada Power Company lease on the existing property was extended from January 2014 to January 2029.

Leasing Activity

For the quarter ended March 31, 2010, Lexington executed 22 new and renewal leases for approximately 413,000 square feet. Subsequent to quarter-end, Lexington executed a 16 year, 94,000 square foot lease at 100 Light Street in Baltimore, bringing the property to approximately 44% leased. At March 31, 2010, Lexington’s overall portfolio was approximately 92% leased.

2010 EARNINGS GUIDANCE

Lexington’s estimate of Company FFO remains unchanged at $0.93 to $0.97 per diluted share for the year ended December 31, 2010. This guidance is forward looking, excludes the impact of certain items and is based on current expectations.

FIRST QUARTER 2010 CONFERENCE CALL

Lexington will host a conference call today, Thursday, May 6, 2010, at 11:00 a.m. Eastern Time, to discuss its results for the quarter ended March 31, 2010. Interested parties may participate in this conference call by dialing (888) 437-9481 or (719) 325-2230. A replay of the call will be available through May 20, 2010, at (888) 203-1112 or (719) 457-0820, Pin #:5651841. A live web cast of the conference call will be available at www.lxp.com within the Investor Relations section.

ABOUT LEXINGTON REALTY TRUST

Lexington Realty Trust is a real estate investment trust that owns, invests in, and manages office, industrial and retail properties net-leased to major corporations throughout the United States and provides investment advisory and asset management services to investors in the net lease area.   Lexington shares are traded on the New York Stock Exchange under the symbol “LXP”.  Additional information about Lexington is available on-line at www.lxp.com or by contacting Lexington Realty Trust, One Penn Plaza, Suite 4015, New York, New York 10119-4015, Attention: Investor Relations.

This release contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under Lexington’s control which may cause actual results, performance or achievements of Lexington to be materially different from the results, performance, or other expectations implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in Lexington’s periodic reports filed with the Securities and Exchange Commission, including risks related to: (1) the failure to continue to qualify as a real estate investment trust, (2) changes in general business and economic conditions, including the impact of the current global financial and credit crisis, (3) competition, (4) increases in real estate construction costs, (5) changes in interest rates, or (6) changes in accessibility of debt and equity capital markets. Copies of the periodic reports Lexington files with the Securities and Exchange Commission  are available on Lexington’s web site at www.lxp.com. Forward-looking statements, which are based on certain assumptions and describe Lexington’s future plans, strategies and expectations, are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “estimates,” “projects”, “is optimistic” or similar expressions. Lexington undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that Lexington’s expectations will be realized.

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
Three months ended March 31, 2010 and 2009
(Unaudited and in thousands, except share and per share data)

	2010	2009
Gross revenues:
Rental	$78,798	$83,236
Advisory and incentive fees	414	463
Tenant reimbursements	9,706	9,797
Total gross revenues	88,918	93,496

Expense applicable to revenues:
Depreciation and amortization	(43,867)	(43,720)
Property operating	(20,477)	(19,927)
General and administrative	(5,991)	(6,612)
Non-operating income	2,229	4,116
Interest and amortization expense	(31,895)	(32,804)
Debt satisfaction gains (charges), net	(1,185)	6,411
Change in value of forward equity commitment	2,077	(8,633)
Impairment charges and loan loss reserves	(26,447)	(1,085)

Loss before provision for income taxes, equity in earnings (losses) of non-consolidated entities, and discontinued operations	(36,638)	(8,758)
Provision for income taxes	(641)	(671)
Equity in earnings (losses) of non-consolidated entities	5,239	(47,124)
Loss from continuing operations	(32,040)	(56,553)

Discontinued operations:
Income (loss) from discontinued operations	8	(797)
Provision for income taxes	-	(52)
Debt satisfaction gains	3,808	-
Gains on sales of properties	446	3,094
Impairment charges	(1,548)	(9,512)
Total discontinued operations	2,714	(7,267)
Net loss	(29,326)	(63,820)
Less net loss (income) attributable to noncontrolling interests	2,559	(1,128)
Net loss attributable to Lexington Realty Trust shareholders	(26,767)	(64,948)
Dividends attributable to preferred shares – Series B	(1,590)	(1,590)
Dividends attributable to preferred shares – Series C	(1,702)	(2,111)
Dividends attributable to preferred shares – Series D	(2,926)	(2,926)
Dividends attributable to non-vested common shares	(62)	(128)
Net loss attributable to common shareholders	$(33,047)	$(71,703)

Income (loss) per common share – basic and diluted:
Loss from continuing operations	$(0.29)	$(0.65)
Income (loss) from discontinued operations	0.02	(0.07)
Net loss attributable to common shareholders	$(0.27)	$(0.72)

Weighted average common shares outstanding – basic and diluted	121,472,739	99,954,569

Amounts attributable to common shareholders:
Loss from continued operations	$(35,761)	$(64,511)
Income (loss) from discontinued operations	2,714	(7,192)
Net loss attributable to common shareholders	$(33,047)	$(71,703)

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
March 31, 2010 and December 31, 2009
(Unaudited and in thousands, except share and per share data)

	2010	2009
Assets:
Real estate, at cost	$3,497,762	$3,552,806
Less: accumulated depreciation and amortization	554,746	537,406
	2,943,016	3,015,400
Intangible assets, net	240,884	267,161
Cash and cash equivalents	69,692	53,865
Restricted cash	23,746	21,519
Investment in and advances to non-consolidated entities	58,845	55,985
Deferred expenses, net	40,050	38,245
Notes receivable, net	87,478	60,567
Rent receivable – current	10,689	11,463
Rent receivable – deferred	15,651	12,529
Other assets	46,547	43,111
Total assets	$3,536,598	$3,579,845

Liabilities and Equity:
Liabilities:
Mortgages and notes payable	$1,693,453	$1,857,909
Exchangeable notes payable	60,940	85,709
Convertible notes payable	101,757	-
Trust preferred securities	129,120	129,120
Contract right payable	14,654	15,252
Dividends payable	19,583	18,412
Accounts payable and other liabilities	39,699	43,629
Accrued interest payable	9,572	11,068
Deferred revenue - below market leases, net	104,966	107,535
Prepaid rent	25,720	13,975
	2,199,464	2,282,609
Commitments and contingencies

Equity:
Preferred shares, par value $0.0001 per share; authorized 100,000,000 shares,
Series B Cumulative Redeemable Preferred, liquidation preference $79,000, 3,160,000 shares issued and outstanding	76,315	76,315
Series C Cumulative Convertible Preferred, liquidation preference $104,760, 2,095,200 shares issued and outstanding	101,778	101,778
Series D Cumulative Redeemable Preferred, liquidation preference $155,000, 6,200,000 shares issued and outstanding	149,774	149,774
Common shares, par value $0.0001 per share; authorized 400,000,000 shares, 133,654,086 and 121,943,258 shares issued and outstanding in 2010 and 2009, respectively	13	12
Additional paid-in-capital	1,841,114	1,750,979
Accumulated distributions in excess of net income	(917,212)	(870,862)
Accumulated other comprehensive income (loss)	(338)	673
Total shareholders’ equity	1,251,444	1,208,669
Noncontrolling interests	85,690	88,567
Total equity	1,337,134	1,297,236
Total liabilities and equity	$3,536,598	$3,579,845

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES
EARNINGS PER SHARE AND COMPANY FUNDS FROM OPERATIONS PER SHARE
(Unaudited and in thousands, except share and per share data)

	Three Months Ended March 31,
	2010	2009
EARNINGS PER SHARE:

Basic and Diluted:
Loss from continuing operations attributable to common shareholders	$(35,761)	$(64,511)
Income (loss) from discontinued operations attributable to common shareholders	2,714	(7,192)
Net loss attributable to common shareholders	$(33,047)	$(71,703)

Weighted average number of common shares outstanding	121,472,739	99,954,569
Income (loss) per common share:
Loss from continuing operations	$(0.29)	$(0.65)
Income (loss) from discontinued operations	0.02	(0.07)
Net loss attributable to common shareholders	$(0.27)	$(0.72)

	Three Months Ended March 31,
	2010	2009
COMPANY FUNDS FROM OPERATIONS: (1)

Basic and Diluted:
Net loss attributable to common shareholders	$(33,047)	$(71,703)
Adjustments:
Depreciation and amortization	43,122	46,685
Noncontrolling interests - OP units	309	88
Amortization of leasing commissions	1,073	769
Joint venture and noncontrolling interest adjustment	(320)	6,296
Preferred dividends - Series C	1,702	2,111
Gains on sale of properties	(446)	(3,094)
Interest and amortization on 6.00% Convertible Notes	1,633	-
Company FFO	$14,026	$(18,848)

Basic and Diluted:
Weighted average shares outstanding –basic and diluted EPS	121,472,739	99,954,569
6.00% Convertible Notes	11,581,182	-
Non-vested share-based payment awards	44,341	-
Operating Partnership Units	5,389,257	5,309,400
Preferred Shares – Series C	5,099,507	5,648,950
Weighted average common shares outstanding–basic and diluted Company FFO	143,587,026	110,912,919
Company FFO per common share—basic and diluted	$0.10	$(0.17)

1 Lexington believes that Funds from Operations (“FFO”) is a widely recognized and appropriate measure of the performance of an equity REIT.  Lexington presents FFO because it considers FFO an important supplemental measure of Lexington’s operating performance.  Lexington believes FFO is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results.  FFO is intended to exclude generally accepted accounting principles (“GAAP”) historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate diminishes ratably over time.  Historically, however, real estate values have risen or fallen with market conditions.  As a result, FFO provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities, interest costs and other matters without the inclusion of depreciation and amortization, providing perspective that may not necessarily be apparent from net income.

Lexington computes FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, Inc. (“NAREIT”).   FFO is defined by NAREIT as “net income (or loss) computed in accordance with GAAP, excluding gains (or losses) from sales of property, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.”  FFO does not represent cash generated from operating activities in accordance with GAAP and is not indicative of cash available to fund cash needs.  FFO should not be considered as an alternative to net income as an indicator of our operating performance or as an alternative to cash flow as a measure of liquidity.

Lexington includes in its calculation of FFO, which Lexington refers to as the “Company’s funds from operations” or “Company FFO,” Lexington’s operating partnership units, Lexington’s Series C Cumulative Convertible Preferred Shares, and Lexington’s 6.00% Convertible Notes because these securities are convertible, at the holder’s option, into Lexington’s common shares.  Management believes this is appropriate and relevant to securities analysts, investors and other interested parties because Lexington presents Company FFO on a company-wide basis as if all securities that are convertible, at the holder’s option, into Lexington’s common shares, are converted.  Since others do not calculate FFO in a similar fashion, Company FFO may not be comparable to similarly titled measures as reported by others.

# # #

LEXINGTON REALTY TRUST
2010 First Quarter Leasing Summary
	NEW LEASES
	Tenants/Guarantors	Location		Lease Expiration Date	Sq. Ft.	New Cash Rent Per Annum ($000)(1)	New GAAP Rent Per Annum ($000)(1)
	Office/Multi-Tenant
1	AED Group, LLC	Dallas	TX	05/2012	1,088	$14	$14
2	Alice H. Vinton, d/b/a Vinton Realty	Honolulu	HI	02/2013	304	$4	$4
3	Arbor E&T, LLC (2)(4)	Honolulu	HI	4 years, 11 months	4,150	$70	$70
4	Core IP Solutions, Inc. (3)	Irvine	CA	06/2011	5,484	$128	$128
5	Edward Clarke III	Honolulu	HI	10/2012	301	$4	$4
6	Edward E. Jiang and Ming Yu You	Honolulu	HI	09/2012	565	$11	$11
7	Energy Ace, Inc. (4)	Decatur	GA	09/2016	6,226	$80	$80
8	Leetex Construction, LLC	Dallas	TX	07/2012	952	$15	$15
9	Sigercon, Inc.	Dallas	TX	06/2013	1,500	$17	$17
10	W.R. Starkey Mortgage, LLP	Dallas	TX	07/2011	1,033	$17	$17
11	Zigmo, LLC	Glen Allen	VA	05/2013	2,790	$38	$38
11	Total office/multi-tenant new leases				24,393	$398	$398

11	TOTAL NEW LEASES				24,393	$398	$398

	LEASE EXTENSIONS
	Tenants/Guarantors	Location		Prior Term	Lease Expiration Date	Sq. Ft.	New Cash Rent Per Annum ($000)(1)	Prior Cash Rent Per Annum ($000)	New GAAP Rent Per Annum ($000)(1)	Prior GAAP Rent Per Annum ($000)
	Office/Multi-Tenant
1	3M Company (4)	Wallingford	CT	12/2010	06/2018	44,400	$455	$680	$507	$606
2	Bill Cunningham	Dallas	TX	12/2009	03/2015	1,570	$20	$19	$20	$19
3	Donna’s Cosmetic Artist, LLC	Honolulu	HI	02/2010	02/2013	285	$5	$5	$5	$5
4	eLitigation Solutions, Inc. (4)(6)	San Francisco	CA	04/2010	04/2015	3,412	$69	$125	$69	$125
5	Honeywell International, Inc.	Beaumont	TX	07/2010	07/2013	7,045	$74	$112	$74	$112
6	Nevada Power Company (7)	Las Vegas	NV	01/2014	01/2029	282,000	$8,071	$7,736	$4,253	$4,008
7	New Cingular Wireless PCS, LLC	Dallas	TX	10/2008	12/2013	933	$19	$8	$19	$8
8	Sea World of Florida, LLC (5)	Orlando	FL	12/2009	12/2010	-	$-	$-	$-	$-
9	Stellmacher & Sadoyama, LTD	Honolulu	HI	01/2010	01/2015	5,400	$116	$82	$116	$82
10	The Realty Company, LTD	Honolulu	HI	01/2010	01/2015	1,238	$7	$7	$7	$7
10	Total office/multi-tenant lease extensions					346,283	$8,836	$8,774	$5,070	$4,972

	Retail
1	BI-LO, LLC (4)	Chattanooga	TN	07/2010	06/2012	42,130	$134	$130	$134	$130
1	Total retail lease extension					42,130	$134	$130	$134	$130
11	TOTAL LEASE EXTENSIONS					388,413	$8,970	$8,904	$5,204	$5,102

22	TOTAL NEW AND EXTENDED LEASES					412,806	$9,368	$8,904	$5,602	$5,102

Footnotes
(1) Represents next twelve months rent unless noted.
(2) Commencement date to be determined.
(3) Consolidated joint venture property, Lexington's ownership is 64.35%.
(4) New Cash and new GAAP rents for twelve months from lease commencement.
(5) Parking lease, rent amount based on usage.
(6) Reduction in square footage leased.
(7) Includes rent for new parking lot acquired in 1Q 2010.

LEXINGTON REALTY TRUST
2010 First Quarter Investment/Disposition Summary

	PROPERTY INVESTMENTS
	Tenants/Guarantors	Location	Property Type	Basis ($000)
1	Nevada Power Company	Las Vegas, NV	Land	$3,275
	TOTAL INVESTMENT			$3,275

	LOAN INVESTMENTS
		Amount ($000)	Rate	Maturity
1	Schaumburg, IL (1)	$11,497	15.0%	01/2012
2	Various locations - TX and MO (2)	$17,000	15.0%	12/2011
	TOTAL INVESTMENTS	$28,497

	DISPOSITIONS
	Tenants/Guarantors	Location	Property Type	Gross Sale Price ($000)	Annualized NOI	Month of Disposition
1	NK Pleasanton, LLC (3)	Pleasanton, CA	Office	$3,808	$240	Jan
2	AS Watson (Health and Beauty Continental Europe, BV) (3)	The Netherlands	Office	$34,294	$3,293	Feb
3	Vacant	Colorado Springs, CO	Multi-tenant	$1,800	$(188)	Feb
	TOTAL DISPOSITIONS			$39,902	$3,345

Footnotes
(1) Lexington is obligated to fund an additional $19.2 million over the life of the loan upon the occurrence of certain events and the loan can be extended by borrower for one year under certain circumstances.
(2) Loan is interest only at a rate of 14.0% for the first year, and 16.0% thereafter.
(3) Gross sale price includes mortgage debt balance transferred in connection with the sale.

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 3/31/10

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 03/31/2010 ($000) (2)	GAAP Base Rent as of 03/31/2010 ($000) (3)	Fixed Rent at Next Option ($000) (4)
OFFICE PROPERTIES
2010	12/31/2010	1701 Market St.	Philadelphia	PA	(6)(7)	City National Bank of New Jersey	1957/1997	5,315	60	60	0
2011	1/31/2011	4848 129th East Ave.	Tulsa	OK	—	HSBC Card Services, Inc. (HSBC Finance Corporation)	2000	101,100	350	350	0
	2/28/2011	4200 RCA Blvd.	Palm Beach Gardens	FL	—	The Wackenhut Corporation	1996	96,118	453	453	2,402
	9/30/2011	200 Lucent Ln.	Cary	NC	—	Alcatel-Lucent USA, Inc.	1999	124,944	570	515	0
	11/30/2011	207 Mockingbird Ln.	Johnson City	TN	—	SunTrust Bank	1979	63,800	169	189	675
	12/31/2011	2050 Roanoke Rd.	Westlake	TX	—	Chrysler Financial Services Americas, LLC	2001	130,290	915	864	0
2012	1/31/2012	26210 and 26220 Enterprise Court	Lake Forest	CA	—	Apria Healthcare, Inc. (Apria Healthcare Group, Inc.)	2001	100,012	489	448	0
		4000 Johns Creek Pkwy.	Suwanee	GA	—	Kraft Foods North America, Inc.	2001	73,264	355	346	0
		1275 Northwest 128th St.	Clive	IA	—	Principal Life Insurance Company	2004	61,180	200	200	935
	3/31/2012	1701 Market St.	Philadelphia	PA	(6)(7)	Car-Tel Communications, Inc.	1957/1997	1,220	12	12	0
		3940 South Teller St.	Lakewood	CO	—	MoneyGram Payment Systems, Inc.	2002	68,165	292	217	1,295
		120 East Shore Dr.	Glen Allen	VA	—	Capital One Services, LLC	2000	77,045	256	201	847
	6/30/2012	275 South Valencia Ave.	Brea	CA	—	Bank of America, NA	1983	637,503	2,178	2,199	0
	8/31/2012	5757 Decatur Blvd.	Indianapolis	IN	—	Allstate Insurance Company	2002	84,200	343	387	0
					—	Damar Services, Inc.	2002	5,756	11	11	47
		2706 Media Center Dr.	Los Angeles	CA	—	Sony Electronics, Inc.	2000	20,203	53	53	0
	10/31/2012	4455 American Way	Baton Rouge	LA	—	Bell South Mobility, Inc.	1997	70,100	282	278	0
	11/7/2012	2706 Media Center Dr.	Los Angeles	CA	—	Playboy Enterprises, Inc.	2000	63,049	361	314	0
	11/14/2012	2211 South 47th St.	Phoenix	AZ	—	Avnet, Inc.	1997	176,402	602	565	0
	12/31/2012	200 Executive Blvd. South	Southington	CT	—	Hartford Fire Insurance Company	1984/2006	153,364	420	406	0
2013	1/31/2013	12600 Gateway Blvd.	Fort Meyers	FL	—	Gartner, Inc.	1998	62,400	279	273	0
		810 & 820 Gears Rd.	Houston	TX	—	IKON Office Solutions, Inc.	2000	157,790	557	563	0
	3/31/2013	3165 McKelvey Rd.	Bridgeton	MO	—	BJC Health System	1981	52,994	96	132	0
		8900 Freeport Pkwy.	Irving	TX	—	Nissan Motor Acceptance Corporation (Nissan North America, Inc.)	2003	268,445	1,214	1,222	0
	4/30/2013	Sandlake Rd./Kirkman Rd.	Orlando	FL	—	Lockheed Martin Corporation	1982	184,000	240	467	960
	5/31/2013	6303 Barfield Rd.	Atlanta	GA	—	International Business Machines Corporation (Internet Security Systems, Inc.)	2000/2001	238,600	1,205	1,220	0
	6/30/2013	2210 Enterprise Dr.	Florence	SC	(6)	JPMorgan Chase Bank, National Association	1998	179,300	314	314	0
	9/30/2013	9200 South Park Center Loop	Orlando	FL	(6)	Corinthian Colleges, Inc.	2003	59,927	320	290	0
	11/30/2013	1110 Bayfield Dr.	Colorado Springs	CO	—	Honeywell International, Inc.	1980/1990/2002	166,575	436	400	1,713
	12/13/2013	3333 Coyote Hill Rd.	Palo Alto	CA	—	Xerox Corporation	1973/1975/1982	202,000	875	848	0
	12/31/2013	2550 Interstate Dr.	Harrisburg	PA	—	New Cingular Wireless PCS, LLC	1998	81,859	466	468	0
2014	1/31/2014	1701 Market St.	Philadelphia	PA	(7)	Morgan, Lewis & Bockius, LLC	1957/1997	290,565	1,116	1,116	4,631
	3/15/2014	101 East Erie St.	Chicago	IL	—	Draftfcb, Inc. (Interpublic Group of Companies, Inc.)	1986	218,414	1,035	1,253	0
	5/31/2014	3476 Stateview Blvd.	Fort Mill	SC	—	Wells Fargo Bank, N.A.	2002	169,083	628	634	0
		3480 Stateview Blvd.	Fort Mill	SC	—	Wells Fargo Bank, N.A.	2004	169,218	867	862	0
		859 Mount Vernon Hwy.	Atlanta	GA	(12)	International Business Machines Corporation (Internet Security Systems, Inc.)	2004	50,400	305	257	0
	7/31/2014	16676 Northchase Dr.	Houston	TX	—	Anadarko Petroleum Corporation	2003	101,111	407	407	0
	9/30/2014	333 Mt. Hope Ave.	Rockaway	NJ	—	BASF Corporation	1981/2002/2004	95,500	561	531	0
	10/31/2014	1409 Centerpoint Blvd.	Knoxville	TN	—	Alstom Power, Inc.	1997	84,404	404	405	0
		2800 Waterford Lake Dr.	Midlothian	VA	—	Alstom Power, Inc.	2000	99,057	502	504	0
		700 US Hwy. Route 202-206	Bridgewater	NJ	—	Biovail Pharmaceuticals, Inc. (Biovail Corporation)	1985/2003/2004	115,558	578	712	0
	12/14/2014	5150 220th Ave.	Issaquah	WA	—	OSI Systems, Inc. (Instrumentarium Corporation)	1992	106,944	549	538	0
		22011 Southeast 51st St.	Issaquah	WA	—	OSI Systems, Inc. (Instrumentarium Corporation)	1987	95,600	483	472	0

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 3/31/10

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 03/31/2010 ($000) (2)	GAAP Base Rent as of 03/31/2010 ($000) (3)	Fixed Rent at Next Option ($000) (4)
	12/31/2014	1066 Main St.	Forest Park	GA	—	Bank of America, NA (Bank of America Corporation)	1969	14,859	50	50	199
		180 South Clinton St.	Rochester	NY	(6)	Frontier Corporation	1988/2000	226,000	744	742	0
		201 West Main St.	Cumming	GA	—	Bank of America, NA (Bank of America Corporation)	1968/1982	14,208	50	50	198
		2223 North Druid Hills Rd.	Atlanta	GA	—	Bank of America, NA (Bank of America Corporation)	1972	6,260	28	28	112
		275 Technology Dr.	Canonsburg	PA	—	ANSYS, Inc.	1996	107,872	357	344	0
		400 Butler Farm Rd.	Hampton	VA	—	Nextel Communications of the Mid-Atlantic, Inc. (Nextel Finance Company)	1999	100,632	307	310	0
		4545 Chamblee – Dunwoody Rd.	Chamblee	GA	—	Bank of America, NA (Bank of America Corporation)	1972	4,565	22	22	88
		825 Southway Dr.	Jonesboro	GA	—	Bank of America, NA (Bank of America Corporation)	1971	4,894	19	19	77
		956 Ponce de Leon Ave.	Atlanta	GA	—	Bank of America, NA (Bank of America Corporation)	1975	3,900	20	20	78
		1698 Mountain Industrial Blvd.	Stone Mountain	GA	—	Bank of America, NA (Bank of America Corporation)	1973	5,704	24	24	95
2015	1/31/2015	26555 Northwestern Hwy.	Southfield	MI	—	Federal-Mogul Corporation	1963/1965/1988/1989	187,163	290	355	0
	4/30/2015	13775 McLearen Rd.	Herndon	VA	—	Equant, Inc. (Equant, NV)	1984/1988/1992	125,293	527	533	0
	6/30/2015	389-399 Interpace Hwy.	Parsippany	NJ	—	Cadbury Schweppes Holdings	1999	133,647	981	975	0
	7/1/2015	33 Commercial St.	Foxboro	MA	—	Invensys Systems, Inc. (Siebe, Inc.)	1982/1987	164,689	2,800	876	3,024
	7/31/2015	4001 International Pkwy.	Carrollton	TX	—	Motel 6 Operating, LP (Accor S.A.)	2003	138,443	798	799	3,612
	9/27/2015	10001 Richmond Ave.	Houston	TX	—	Baker Hughes, Inc.	1976/1984	554,385	6,375	1,844	6,596
		12645 West Airport Rd.	Sugar Land	TX	—	Baker Hughes, Inc.	1997	165,836	1,622	489	1,976
	9/30/2015	500 Olde Worthington Rd.	Westerville	OH	(5)	InVentiv Communications, Inc.	2000	97,000	278	314	0
		550 Business Center Dr.	Lake Mary	FL	—	JPMorgan Chase Bank, National Association	1999	125,920	447	524	0
		600 Business Center Dr.	Lake Mary	FL	—	JPMorgan Chase Bank, National Association	1996	125,155	428	513	0
	10/31/2015	12209 West Markham St.	Little Rock	AR	—	Entergy Arkansas, Inc.	1981	36,311	59	59	237
2016	4/30/2016	11511 Luna Rd.	Farmers Branch	TX	—	Haggar Clothing Company (Texas Holding Clothing Corporation and Haggar Corporation)	2000	180,507	551	797	2,531
		2000 Eastman Dr.	Milford	OH	—	Siemens Shared Services, LLC	1991	221,215	622	456	2,486
	10/31/2016	104 & 110 South Front St.	Memphis	TN	—	Hnedak Bobo Group, Inc.	1871/1988/1999	37,229	121	125	0
	11/30/2016	4000 Johns Creek Pkwy.	Suwanee	GA	—	PerkinElmer Instruments, LLC	2001	13,955	57	58	0
	12/31/2016	37101 Corporate Dr.	Farmington Hills	MI	—	TEMIC Automotive of North America, Inc.	2001	119,829	768	611	0
2017	4/30/2017	1315 West Century Dr.	Louisville	CO	—	Global Healthcare Exchange, Inc. (Global Healthcare Exchange, LLC)	1987/2006	106,877	345	400	0
	9/30/2017	9201 East Dry Creek Rd.	Centennial	CO	—	The Shaw Group, Inc.	2001/2002	128,500	560	593	0
	11/30/2017	6200 Northwest Pkwy.	San Antonio	TX	—	United HealthCare Services, Inc.	2000	142,500	410	466	0
2018	5/30/2018	13651 McLearen Rd.	Herndon	VA	—	US Government	1987	159,664	761	846	0
	6/30/2018	100 Barnes Rd.	Wallingford	CT	—	3M Company	1978/1985/1990/1993	44,400	170	127	0
	7/31/2018	4200 RCA Blvd.	Palm Beach Gardens	FL	—	Office Suites Plus Properties, Inc.	1996	18,400	108	112	0
	9/15/2018	295 Chipeta Way	Salt Lake City	UT	—	University of Utah	1982	295,000	925	925	0
	9/30/2018	1701 Market St.	Philadelphia	PA	(6)(7)	Brinker Corner Bakery II, LLC	1957/1997	8,070	52	52	0
	11/30/2018	4201 Marsh Ln.	Carrollton	TX	—	Carlson Restaurants Worldwide, Inc. (Carlson Companies, Inc.)	2003	130,000	482	494	0
	12/22/2018	5200 Metcalf Ave.	Overland Park	KS	(6)	Swiss Re America Holding Corporation	1980/1990/2004/2005	320,198	1,119	1,127	0
2019	4/1/2019	9201 Stateline Rd.	Kansas City	MO	(6)	Swiss Re America Holding Corporation	1963/1973/1985/2003	155,925	516	516	0
	6/19/2019	3965 Airways Blvd.	Memphis	TN	—	Federal Express Corporation	1982/1983/1985	521,286	1,694	1,753	5,375
	7/31/2019	500 Jackson St.	Columbus	IN	—	Cummins, Inc.	1984	390,100	1,107	1,135	4,925
	10/31/2019	10475 Crosspoint Blvd.	Fishers	IN	(6)	John Wiley & Sons, Inc.	1999	123,416	525	567	0
	12/31/2019	421 Butler Farm Rd.	Hampton	VA	—	Patient Advocate Foundation	2000	36,484	0	0	0
		850-950 Warrenville Rd.	Lisle	IL	(5)	National-Louis University	1985	99,414	351	414	0
2020	1/31/2020	10300 Kincaid Dr.	Fishers	IN	—	Roche Diagnostics Operations, Inc.	1999	193,000	547	856	3,812
	2/14/2020	5600 Broken Sound Blvd.	Boca Raton	FL	(6)	Océ Printing Systems USA, Inc. (Oce-USA Holding, Inc.)	1983/2002	136,789	541	561	0

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 3/31/10

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 03/31/2010 ($000) (2)	GAAP Base Rent as of 03/31/2010 ($000) (3)	Fixed Rent at Next Option ($000) (4)
	7/8/2020	1460 Tobias Gadsen Blvd.	Charleston	SC	(6)	Hagemeyer North America, Inc.	2005	50,076	191	210	0
2021	1/31/2021	389-399 Interpace Hwy.	Parsippany	NJ	—	Reckitt Benckiser, Inc.	1999	186,889	1,257	1,324	0
	3/31/2021	1311 Broadfield Blvd.	Houston	TX	—	Transocean Offshore Deepwater Drilling, Inc. (Transocean Sedco Forex, Inc.)	2000	155,040	765	656	0
	6/30/2021	1415 Wyckoff Rd.	Wall	NJ	—	New Jersey Natural Gas Company	1983	157,511	731	731	4,224
	11/30/2021	29 South Jefferson Rd.	Whippany	NJ	—	CAE SimuFlite, Inc. (HP Whippany, LLC)	2006/2008	123,734	581	582	2,069
2022	12/31/2022	147 Milk St.	Boston	MA	—	Harvard Vanguard Medical Associates, Inc.	1910	52,337	383	415	0
2023	3/31/2023	6555 Sierra Dr.	Irving	TX	—	TXU Energy Retail Company, LLC (Texas Competitive Electric Holdings Company, LLC)	1999	247,254	587	738	0
	7/31/2023	11201 Renner Blvd.	Lenexa	KS	(6)	Applebee’s Services, Inc. (DineEquity, Inc.)	2007	178,000	891	976	0
2025	11/30/2025	11707 Miracle Hills Dr.	Omaha	NE	—	Infocrossing, LLC (Infocrossing, Inc.)	1988/1995	85,200	292	292	0
	12/31/2025	2005 East Technology Cir.	Tempe	AZ	—	Infocrossing, Inc.	1998	60,000	282	282	0
2029	1/31/2029	6226 West Sahara Ave.	Las Vegas	NV	—	Nevada Power Company	1982	282,000	1,990	1,043	2,914
	12/31/2029	400 East Stone Ave.	Greenville	SC	(13)	Canal Insurance Company	1948/1981/1982/1986/1991/2006/2008	128,041	226	0	0
NA	NA	10475 Crosspoint Blvd.	Fishers	IN	—	(Available for Lease)	1999	17,631	0	0	0
		1701 Market St.	Philadelphia	PA	(7)	Parking Operators	1957/1997	0	482	482	0
		421 Butler Farm Rd.	Hampton	VA	—	(Available for Lease)(Prior tenant Nextel Communications of the Mid-Atlantic, Inc. (Nextel Finance Company))	2000	20,080	30	27	0
		389-399 Interpace Hwy.	Parsippany	NJ	—	(Available for Lease)(Prior tenant Sanofi-aventis U.S., Inc. (Aventis, Inc. and Aventis Pharma Holding GmbH))	1999	19,704	66	65	0
		101 East Erie St.	Chicago	IL	—	(Available for Lease)	1986	12,270	0	0	0
OFFICE TOTAL/WEIGHTED AVERAGE						99.5% Leased		13,064,035	$59,120	$51,660

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 3/31/10

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 03/31/2010 ($000) (2)	GAAP Base Rent as of 03/31/2010 ($000) (3)	Fixed Rent at Next Option ($000) (4)
INDUSTRIAL PROPERTIES
2010	4/30/2010	191 Arrowhead Dr.	Hebron	OH	—	Owens Corning Insulating Systems, LLC	1999	102,960	72	72	0
		2203 Sherrill Dr.	Statesville	NC	—	LA-Z-Boy Greensboro, Inc. (LA-Z-Boy Inc.)	1999/2002	168,600	77	98	0
	5/31/2010	200 Arrowhead Dr.	Hebron	OH	—	Owens Corning Insulating Systems, LLC	2000	400,522	200	200	0
2011	3/31/2011	2455 Premier Dr.	Orlando	FL	—	Walgreen Co.	1980	205,016	127	196	508
	5/31/2011	291 Park Center Dr.	Winchester	VA	(5)	Kraft Foods, Inc.	2001	344,700	402	394	0
	9/25/2011	3820 Micro Dr.	Millington	TN	(6)	Ingram Micro, L.P (Ingram Micro, Inc.)	1997	701,819	610	593	0
2012	8/4/2012	101 Michelin Dr.	Laurens	SC	—	CEVA Logistics U.S., Inc. (TNT Logistics Holdings, B.V.)	1991/1993	1,164,000	853	826	2,619
		7111 Crabb Rd.	Temperance	MI	—	CEVA Logistics U.S., Inc. (TNT Logistics Holdings, B.V.)	1978/1993	744,570	572	553	1,756
	10/31/2012	43955 Plymouth Oaks Blvd.	Plymouth	MI	—	Tower Automotive Operations USA I, LLC (Tower Automotive Inc.)	1996/1998	290,133	471	459	2,081
	12/31/2012	245 Salem Church Rd.	Mechanicsburg	PA	—	Exel, Inc. (NFC plc)	1985	252,000	217	216	0
2013	5/31/2013	2203 Sherrill Dr.	Statesville	NC	—	Ozburn-Hessey Logistics, LLC (OHH Acquisition Corporation)	1999/2002	471,000	326	384	0
2014	1/2/2014	2415 US Hwy. 78 East	Moody	AL	—	CEVA Logistics U.S., Inc. (TNT Logistics Holdings, B.V.)	2004	595,346	263	263	1,054
	1/31/2014	1133 Poplar Creek Rd.	Henderson	NC	—	Staples, Inc.	1998/2006	196,946	206	202	0
	12/31/2014	3686 South Central Ave.	Rockford	IL	—	Jacobson Warehouse Company, Inc. (Jacobson Distribution Company, Inc. and Jacobson Transportation Company, Inc.)	1992	90,000	101	79	446
		75 North St.	Saugerties	NY	(11)	Rotron, Inc. (EG&G)	1979	52,000	31	58	122
2015	12/31/2015	749 Southrock Dr.	Rockford	IL	—	Jacobson Warehouse Company, Inc. (Jacobson Distribution Company, Inc. and Jacobson Transportation Company, Inc.)	1992	150,000	119	122	525
2016	2/28/2016	7670 Hacks Cross Rd.	Olive Branch	MS	—	MAHLE Clevite, Inc. (MAHLE Industries, Inc.)	1989	268,104	239	229	0
	3/31/2016	19500 Bulverde Rd.	San Antonio	TX	—	Harcourt, Inc. (Harcourt General, Inc.)	2001	559,258	833	857	0
	8/31/2016	10590 Hamilton Ave.	Cincinnati	OH	—	The Hillman Group, Inc.	1991/1994/1995/2005	248,200	198	198	0
	9/30/2016	900 Industrial Blvd.	Crossville	TN	—	Dana Commercial Vehicle Products, LLC	1989/2006	222,200	171	171	0
2017	2/28/2017	3456 Meyers Ave.	Memphis	TN	—	Sears Logistics Services	1973	780,000	398	424	1,592
	6/30/2017	7500 Chavenelle Rd.	Dubuque	IA	(6)	The McGraw-Hill Companies, Inc.	2002	330,988	288	291	0
	9/30/2017	250 Swathmore Ave.	High Point	NC	—	Steelcase, Inc.	2002	244,851	269	272	1,165
	10/31/2017	1420 Greenwood Rd.	McDonough	GA	—	Versacold USA, Inc.	2000/2007	296,972	661	649	0
2018	6/30/2018	1650-1654 Williams Rd.	Columbus	OH	—	ODW Logistics, Inc.	1973	772,450	337	336	0
	9/30/2018	50 Tyger River Dr.	Duncan	SC	(6)	Plastic Omnium Exteriors, LLC	2005/2007/2008	221,833	239	239	0
2019	4/30/2019	113 Wells St.	North Berwick	ME	—	United Technologies Corporation	1965/1980	972,625	384	384	1,200
	10/17/2019	10345 Philipp Pkwy.	Streetsboro	OH	—	L'Oreal USA S/D, Inc. (L’Oreal USA, Inc.)	2004	649,250	630	653	3,149
2020	3/31/2020	2425 Hwy. 77 North	Waxahachie	TX	—	James Hardie Building Products, Inc. (James Hardie, NV)	1996/2001	335,610	850	850	0
	6/30/2020	3102 Queen Palm Dr.	Tampa	FL	—	Time Customer Service, Inc. (Time, Inc.)	1986	229,605	286	319	0
	9/30/2020	3350 Miac Cove Rd.	Memphis	TN	—	Mimeo.com, Inc.	1987	107,399	100	93	0
	12/19/2020	1901 Ragu Dr.	Owensboro	KY	(9)	Unilever Supply Chain, Inc. (Unilever United States, Inc.)	1975/1979/1995	443,380	259	370	1,802
2021	3/30/2021	121 Technology Dr.	Durham	NH	—	Heidelberg Web Systems, Inc.	1986/2002/2003	500,500	658	500	0
	5/31/2021	477 Distribution Pkwy.	Collierville	TN	—	Federal Express Corporation	1984/1987/2005	120,000	120	101	0
	11/30/2021	2880 Kenny Biggs Rd.	Lumberton	NC	—	Quickie Manufacturing Corporation	1998/2001/2006	423,280	319	339	0
	12/31/2021	224 Harbor Freight Rd.	Dillon	SC	(6)	Harbor Freight Tools USA, Inc. (Central Purchasing, Inc.)	2001/2005	1,010,859	751	779	0
2025	6/30/2025	10000 Business Blvd.	Dry Ridge	KY	—	Dana Light Axle Products, LLC (Dana Holding Corporation and Dana Limited)	1988/1999	336,350	336	336	1,402
		4010 Airpark Dr.	Owensboro	KY	—	Metalsa Structural Products, Inc. (Dana Holding Corporation and Dana Limited)	1998/2006	211,598	302	302	829
		301 Bill Bryan Rd.	Hopkinsville	KY	—	Metalsa Structural Products, Inc. (Dana Holding Corporation and Dana Limited)	1989/1999/2000/2005	424,904	422	422	1,512
		730 North Black Branch Rd.	Elizabethtown	KY	—	Metalsa Structural Products, Inc. (Dana Holding Corporation and Dana Limited)	2001	167,770	134	134	558
		750 North Black Branch Rd.	Elizabethtown	KY	—	Metalsa Structural Products, Inc. (Dana Holding Corporation and Dana Limited)	1995/2000/2001	539,592	710	710	2,960
	7/31/2025	7005 Cochran Rd.	Glenwillow	OH	—	Royal Appliance Manufacturing Company	1997	458,000	486	563	0
2026	10/31/2026	5001 Greenwood Rd.	Shreveport	LA	—	Libbey Glass, Inc. (Libbey, Inc.)	2006	646,000	491	541	0

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 3/31/10

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 03/31/2010 ($000) (2)	GAAP Base Rent as of 03/31/2010 ($000) (3)	Fixed Rent at Next Option ($000) (4)
NA	NA	1109 Commerce Blvd.	Swedesboro	NJ	—	(Available for Lease)	1998	262,644	0	0	0
		1601 Pratt Ave.	Marshall	MI	—	(Available for Lease)(Prior tenant Joseph Campbell Company)	1979	58,300	32	32	0
		1665 Hughes Way	Long Beach	CA	(8)	(Available for Lease)	1981	200,541	0	0	0
		191 Arrowhead Dr.	Hebron	OH	—	(Available for Lease)	1999	147,450	0	0	0
		250 Rittenhouse Cir.	Bristol	PA	—	(Available for Lease)	1983/1997	255,019	0	0	0
		3350 Miac Cove Rd.	Memphis	TN	—	(Available for Lease)	1987	32,679	0	0	0
		34 East Main St.	New Kingstown	PA	—	(Available for Lease)	1981	179,200	0	0	0
		6 Doughten Rd.	New Kingstown	PA	—	(Available for Lease)	1989	330,000	0	0	0
INDUSTRIAL TOTAL/WEIGHTED AVERAGE						92.3% Leased		18,917,023	$15,550	$15,809

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 3/31/10

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 03/31/2010 ($000) (2)	GAAP Base Rent as of 03/31/2010 ($000) (3)	Fixed Rent at Next Option ($000) (4)
RETAIL PROPERTIES
2011	5/31/2011	18601 Alderwood Mall Blvd.	Lynnwood	WA	—	Toys “R” Us, Inc.	1981/1993	43,105	70	75	279
		4811 Wesley St.	Greenville	TX	—	Safeway Stores, Inc.	1985	48,492	43	60	171
		12535 Southeast 82nd Ave.	Clackamas	OR	—	Toys “R” Us, Inc.	1981	42,842	76	81	298
		6910 South Memorial Hwy.	Tulsa	OK	—	Toys “R” Us, Inc.	1981	43,123	64	68	255
	6/30/2011	4733 Hills & Dales Rd.	Canton	OH	—	Bally's Total Fitness of the Midwest, Inc. (Bally's Health & Tennis Corporation)	1987	37,214	70	59	0
	12/29/2011	13133 Steubner Ave.	Houston	TX	—	The Kroger Co.	1980	52,200	70	101	281
2012	4/30/2012	10415 Grande Ave.	Sun City	AZ	—	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	1982	10,000	41	66	0
		119 North Balboa Rd.	El Paso	TX	—	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	1982	10,000	41	34	0
		402 East Crestwood Dr.	Victoria	TX	—	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	1982	10,000	41	29	0
		4121 South Port Ave.	Corpus Christi	TX	—	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	1980	10,000	41	34	0
		900 South Canal St.	Carlsbad	NM	—	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	1980	10,000	41	26	0
		901 West Expwy.	McAllen	TX	—	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	1980	10,000	41	41	0
	5/31/2012	3451 Alta Mesa Blvd.	Fort Worth	TX	—	Minyard Food Stores, Inc.	1985	44,000	76	90	304
	6/30/2012	1600 East 23rd St.	Chattanooga	TN	—	BI-LO, LLC	1983	42,130	32	32	138
	11/30/2012	101 West Buckingham Rd.	Garland	TX	—	Minyard Food Stores, Inc.	1982	40,000	81	81	326
		120 South Waco St.	Hillsboro	TX	—	Brookshire Grocery Company	1985	35,000	40	47	161
		205 Homer Rd.	Minden	LA	—	Brookshire Grocery Company	1985	35,000	48	71	193
2013	2/28/2013	US 221 & Hospital Rd.	Jefferson	NC	—	Food Lion, Inc. (Delhaize America, Inc.)	1981	23,000	18	18	73
		104 Branchwood Shopping Center	Jacksonville	NC	—	Food Lion, Inc. (Delhaize America, Inc.)	1982/1995	23,000	21	28	84
		291 Talbert Blvd.	Lexington	NC	—	Food Lion, Inc. (Delhaize America, Inc.)	1981	23,000	35	35	138
		S. Carolina 52/52 Bypass	Moncks Corner	SC	—	Food Lion, Inc. (Delhaize America, Inc.)	1982	23,000	15	31	62
		3211 West Beverly St.	Staunton	VA	—	Food Lion, Inc. (Delhaize America, Inc.)	1971	23,000	41	41	166
	7/1/2013	1053 Mineral Springs Rd.	Paris	TN	—	The Kroger Co.	1982	31,170	40	53	159
		302 Coxcreek Pkwy.	Florence	AL	—	The Kroger Co.	1983	42,130	56	78	223
	10/31/2013	1084 East Second St.	Franklin	OH	—	Marsh Supermarkets, Inc.	1961/1978	29,119	28	39	111
		130 Midland Ave.	Port Chester	NY	—	Pathmark Stores, Inc.	1982	59,000	115	299	458
		5104 North Franklin Rd.	Lawrence	IN	—	Marsh Supermarkets, Inc.	1958	28,721	48	48	193
2014	3/31/2014	N.E.C. 45th St./Lee Blvd.	Lawton	OK	—	Associated Wholesale Grocers, Inc.	1984	30,757	46	52	185
2015	1/31/2015	1700 State Route 160	Port Orchard	WA	—	Moran Foods, Inc. d/b/a Save-A-Lot, Ltd.	1983	16,037	20	20	97
	5/31/2015	24th St. West & St. John’s Ave.	Billings	MT	—	Safeway Stores, Inc.	1981	40,800	47	83	186
2017	3/31/2017	1610 South Westmoreland Ave.	Dallas	TX	—	Malone’s Food Stores, Ltd.	1960	68,024	90	120	376
2018	2/26/2018	4831 Whipple Ave., Northwest	Canton	OH	—	Best Buy Company, Inc.	1995	46,350	116	116	465
		399 Peachwood Centre Dr.	Spartanburg	SC	—	Best Buy Company, Inc.	1996	45,800	99	99	395
	9/30/2018	835 Julian Ave.	Thomasville	NC	—	Mighty Dollar, LLC	1983	23,767	17	17	0
	10/31/2018	10340 U.S. 19	Port Richey	FL	—	Kingswere Furniture, LLC	1980	53,280	87	87	400
	12/31/2018	1150 West Carl Sandburg Dr.	Galesburg	IL	—	Kmart Corporation	1992	94,970	14	82	0
		12080 Carmel Mountain Rd.	San Diego	CA	—	Sears Holdings Corporation	1993	107,210	16	188	0
		21082 Pioneer Plaza Dr.	Watertown	NY	—	Kmart Corporation	1993	120,727	23	120	0
		255 Northgate Dr.	Manteca	CA	—	Kmart Corporation	1993	107,489	25	139	0
		5350 Leavitt Rd.	Lorain	OH	—	Kmart Corporation	1993	193,193	35	183	0
		97 Seneca Trail	Fairlea	WV	—	Kmart Corporation	1993/1999	90,933	16	87	0
2021	1/31/2021	3040 Josey Ln.	Carrollton	TX	—	Ong’s Family, Inc.	1984	61,000	68	101	0

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 3/31/10

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 03/31/2010 ($000) (2)	GAAP Base Rent as of 03/31/2010 ($000) (3)	Fixed Rent at Next Option ($000) (4)
2028	1/31/2028	2010 Apalachee Pkwy.	Tallahassee	FL	—	Kohl's Department Stores, Inc.	2007	102,381	100	105	484
	8/31/2028	9803 Edmonds Way	Edmonds	WA	—	Pudget Consumers Co-op d/b/a PCC Natural Markets	1981	34,459	151	151	0
NA	NA	1700 State Route 160	Port Orchard	WA	—	(Available for Lease)	1983	11,931	0	0	0
		35400 Cowan Rd.	Westland	MI	—	(Available for Lease)	1987/1997	101,402	0	0	0
		5544 Atlanta Hwy.	Montgomery	AL	—	(Available for Lease)	1980/2007	60,698	0	0	0
		811 US Hwy. 17	North Myrtle Beach	SC	—	(Available for Lease)	1981	41,021	0	0	0
	RETAIL TOTAL/WEIGHTED AVERAGE					90.6% Leased		2,280,475	$2,303	$3,415

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 3/31/10

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Built/ Renovated/ Expanded	Gross Book Value ($000) (14)	Sq.Ft.	Percentage Leased	Cash Rent as of 03/31/2010 ($000) (2)	GAAP Base Rent as of 03/31/2010 ($000) (3)	Debt Balance ($000)
MULTI-TENANT PROPERTIES
Various	Various	10 John St.	Clinton	CT	(9)	Multi-Tenant	1972	3,195	41,188	0%	0	0	0
		100 East Shore Dr.	Glen Allen	VA	—	Multi-Tenant	1999	11,630	67,508	99%	328	328	19,571
		30/100 Light St.	Baltimore	MD	—	Multi-Tenant	1973/2009	212,295	523,240	28%	920	920	0
		130 East Shore Dr.	Glen Allen	VA	(17)	Multi-Tenant	2000	13,726	79,675	57%	161	205	0
		13430 North Black Canyon Fwy.	Phoenix	AZ	(15)	Multi-Tenant	1981/1982/2005/2007/2009	26,077	138,499	100%	510	527	0
		1500 Hughes Way	Long Beach	CA	(8)(16)	Multi-Tenant	1981	120,985	490,555	67%	1,631	1,710	14,654
		160 Clairemont Ave.	Decatur	GA	—	Multi-Tenant	1983	20,177	121,686	71%	338	338	0
		17770 Cartwright Rd.	Irvine	CA	(10)	Multi-Tenant	1982	36,295	143,165	81%	542	654	0
		2300 Litton Ln.	Hebron	KY	(15)	Multi-Tenant	1986/1996	10,179	80,441	100%	117	114	0
		255 California St.	San Francisco	CA	—	Multi-Tenant	1959	38,075	173,747	64%	529	705	0
		3468 Georgia Hwy. 120	Duluth	GA	(15)	Multi-Tenant	1971	1,950	10,341	0%	0	0	0
		350 Pine St.	Beaumont	TX	(15)	Multi-Tenant	1981	30,294	425,198	82%	1,015	1,062	0
		6050 Dana Way	Antioch	TN	—	Multi-Tenant	1999	26,462	674,528	52%	273	273	13,232
		6277 Sea Harbor Dr.	Orlando	FL	—	Multi-Tenant	1984	51,721	355,840	0%	22	22	0
		6301 Gaston Ave.	Dallas	TX	—	Multi-Tenant	1970/1981	8,539	173,855	64%	369	369	0
		King St./1032 Fort St. Mall	Honolulu	HI	(15)	Multi-Tenant	1979/2002	47,170	324,901	96%	642	665	0
MULTI-TENANT TOTAL/WEIGHTED AVERAGE						58.7% Leased			3,824,367		$7,397	$7,892	$47,457

	TOTAL CONSOLIDATED PORTFOLIO/WEIGHTED AVERAGE					91.2% Leased			38,085,900		$84,370	$78,776

Footnotes
(1)	Square foot leased or vacant.
(2)	Three months ended 03/31/10 cash rent.
(3)	Three months ended 03/31/10 GAAP base rent.
(4)	Rent at option rate listed for those lease contracts where a set rent in dollars is specified, as it relates to Fixed Rent at Next Option.
(5)	Option rent lesser of the noted rent or a function of fair market value such as 100%, 95%, or 90%.
(6)	Option rent greater of the noted rent or a function of fair market value such as 100%, 95%, or 90%.
(7)	Lexington has an 80.5% interest in this property.
(8)	Lexington has a 55.0% interest in this property.
(9)	Lexington has a 71.1% interest in this property.
(10)	Lexington has a 64.4% interest in this property.
(11)	Lexington has a 57.8% interest in this property.
(12)	Current lease ends 05/2013, however, new tenant (Problem Solved, LLC) lease expires 05/2014.
(13)	Property is classified as a capital lease for GAAP.
(14)	Represents GAAP capitalized costs.
(15)	Property is collateral for secured credit facility.
(16)	Contract right payable.
(17)	Mortgage shown under 100 East Shore Dr., Glen Allen VA.

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Net Lease Strategic Assets Fund Portfolio - 3/31/10

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 03/31/2010 ($000) (2)	GAAP Base Rent as of 03/31/2010 ($000) (3)	Fixed Rent at Next Option ($000) (4)
NET LEASE STRATEGIC ASSETS FUND PROPERTIES
2010	4/30/2010	109 Stevens St.	Jacksonville	FL	(5)	Cardinal Unijax, LLC and Camelot Drive Holdings, LLC	1959/1967	58,589	37	37	0
	10/31/2010	265 Lehigh St.	Allentown	PA	—	Wachovia Bank, NA	1980	71,230	62	143	261
2011	5/31/2011	1200 Jupiter Rd.	Garland	TX	—	Raytheon Company	1980	278,759	377	513	1,588
	7/15/2011	19019 North 59th Ave.	Glendale	AZ	—	Honeywell International, Inc.	1986/1997/2000	252,300	613	777	0
2012	4/30/2012	3600 Army Post Rd.	Des Moines	IA	(6)	HP Enterprise Services, LLC	2002	405,000	735	742	0
	5/31/2012	101 Creger Dr.	Ft. Collins	CO	—	Lithia Real Estate, Inc. (Lithia Motors, Inc.)	1982	10,000	69	59	0
2013	5/31/2013	2401 Cherahala Blvd.	Knoxville	TN	—	Advance PCS, Inc.	2002	59,748	225	225	0
	6/30/2013	420 Riverport Rd.	Kingsport	TN	—	Kingsport Power Company	1981	42,770	77	77	310
		8555 South River Pkwy.	Tempe	AZ	(6)	ASM Lithography, Inc. (ASM Lithography Holding, NV)	1998	95,133	589	553	0
	10/14/2013	3943 Denny Ave.	Pascagoula	MS	—	Northrop Grumman Systems Corporation	1995	94,841	159	159	0
	12/31/2013	120 Southeast Pkwy. Dr.	Franklin	TN	—	Essex Group, Inc. (United Technologies Corporation)	1970/1983	289,330	184	163	735
2014	1/31/2014	1401 & 1501 Nolan Ryan Pkwy.	Arlington	TX	—	Siemens Shared Services, LLC	2003	236,547	681	670	0
	4/30/2014	12000 & 12025 Tech Center Dr.	Livonia	MI	(6)	Kelsey-Hayes Company (TRW Automotive, Inc.)	1987/1988/1990	180,230	497	518	0
	7/1/2014	70 Mechanic St.	Foxboro	MA	—	Invensys Systems, Inc. (Siebe, Inc.)	1965/1967/1971	251,914	1,566	1,463	2,817
	12/31/2014	324 Industrial Park Rd.	Franklin	NC	(5)	SKF USA, Inc.	1996	72,868	106	106	0
2015	6/30/2015	2935 Van Vactor Dr.	Plymouth	IN	—	Bay Valley Foods, LLC	2000/2003	300,500	198	202	853
		3711 San Gabriel	Mission	TX	—	VoiceStream PCS II Corporation (T-Mobile USA, Inc.)	2003	75,016	263	255	0
		2500 Patrick Henry Pkwy.	McDonough	GA	—	Georgia Power Company	1999	111,911	374	384	0
		1700 47th Ave North	Minneapolis	MN	(5)	Owens Corning Roofing and Asphalt, LLC	2003	18,620	150	150	0
	9/27/2015	9110 Grogans Mill Rd.	The Woodlands	TX	—	Baker Hughes, Inc.	1992	275,750	56	779	2,756
		2529 West Thorne Dr.	Houston	TX	—	Baker Hughes, Inc.	1982/1999	65,500	15	209	746
	10/31/2015	5201 West Barraque St.	Pine Bluff	AR	—	Entergy Services, Inc.	1964/1973	27,189	48	48	192
2016	1/31/2016	1600 Eberhardt Rd.	Temple	TX	—	Nextel of Texas (Nextel Finance Company)	2001	108,800	381	404	0
	7/14/2016	1400 Northeast McWilliams Rd.	Bremerton	WA	—	Nextel West Corporation	2002	60,200	271	291	0
	11/30/2016	736 Addison Rd.	Erwin	NY	(6)	Corning, Inc.	2006	408,000	294	295	0
2017	12/31/2017	11411 North Kelly Ave.	Oklahoma City	OK	—	American Golf Corporation	1991/1996	13,924	119	120	0
2018	3/15/2018	601 & 701 Experian Pkwy.	Allen	TX	—	Experian Information Solutions, Inc. (Experian Holdings, Inc.)	1981/1983	292,700	768	932	0
	8/31/2018	3500 North Loop Rd.	McDonough	GA	—	Litton Loan Servicing, LP	2007	62,218	287	287	0
	9/30/2018	904 Industrial Rd.	Marshall	MI	—	Tenneco Automotive Operating Company, Inc. (Tenneco, Inc.)	1968/1972/2008	246,508	191	201	925
2019	1/31/2019	2999 Southwest 6th St.	Redmond	OR	—	VoiceStream PCS I, LLC (T-Mobile USA, Inc.)	2004	77,484	377	393	0
	6/28/2019	3265 East Goldstone Dr.	Meridian	ID	(6)	VoiceStream PCS Holding, LLC (T-Mobile USA, Inc.)	2004	77,484	316	341	0
	10/31/2019	17191 St. Luke's Way	The Woodlands	TX	—	Montgomery County Management Company, LLC	2004	41,000	199	246	0
		9601 Renner Blvd.	Lenexa	KS	(6)	VoiceStream PCS II Corporation (T-Mobile USA, Inc.)	2004	77,484	323	348	0
2020	5/31/2020	359 Gateway Dr.	Lavonia	GA	—	TI Group Automotive Systems, LLC (TI Automotive, Ltd.)	2005	133,221	300	300	0
	6/30/2020	10419 North 30th St.	Tampa	FL	—	Time Customer Service, Inc.	1986	132,981	323	339	0
	8/31/2020	First Park Dr.	Oakland	ME	(6)	Omnipoint Holdings, Inc. (T-Mobile USA, Inc.)	2005	78,610	320	287	0
	11/30/2020	11555 University Blvd.	Sugar Land	TX	—	KS Management Services, LLP (St. Luke’s Episcopal Health System Corporation)	2005	72,683	279	313	0
2021	10/25/2021	6938 Elm Valley Dr.	Kalamazoo	MI	—	Dana Commercial Vehicle Products, LLC (Dana Holding Corporation and Dana Limited)	1999/2004	150,945	461	483	0
2022	7/31/2022	1440 East 15th St.	Tucson	AZ	—	CoxCom, Inc.	1988	28,591	131	137	0
2025	7/14/2025	590 Ecology Ln.	Chester	SC	—	Owens Corning, Inc.	2001/2005	420,597	546	542	1,678

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Net Lease Strategic Assets Fund Portfolio - 3/31/10

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 03/31/2010 ($000) (2)	GAAP Base Rent as of 03/31/2010 ($000) (3)	Fixed Rent at Next Option ($000) (4)
2026	8/31/2026	25500 State Hwy. 249	Tomball	TX	—	Parkway Chevrolet, Inc. (Raymond Durdin and Jean W. Durdin)	2005	77,076	325	377	0
2027	4/30/2027	2424 Alpine Rd.	Eau Claire	WI	(6)	Silver Spring Gardens, Inc. (Huntsinger Farms, Inc.)	1993/2004	159,000	232	293	0
NA	NA	109 Stevens St.	Jacksonville	FL	—	(Available for Lease)	1959/1967	110,211	0	0	0
	NET LEASE STRATEGIC ASSETS FUND TOTAL/WEIGHTED AVERAGE					98.2% Leased		6,103,462	$13,524	$15,161

Footnotes
(1)	Square foot leased or vacant.
(2)	Three months ended 03/31/10 cash rent.
(3)	Three months ended 03/31/10 GAAP base rent.
(4)	Rent at option rate listed for those lease contracts where a set rent in dollars is specified, as it relates to Fixed Rent at Next Option.
(5)	Option rent lesser of the noted rent or a function of fair market value such as 100%, 95%, or 90%.
(6)	Option rent greater of the noted rent or a function of fair market value such as 100%, 95%, or 90%.

LEXINGTON REALTY TRUST
Lease Rollover Schedule by Property Type - Cash Basis
3/31/2010

	Office			Industrial			Retail
Year	Net Rentable Area	Cash Rent as of 3/31/2010 ($000)	Annual Rent PSF	Net Rentable Area	Cash Rent as of 3/31/2010 ($000)	Annual Rent PSF	Net Rentable Area	Cash Rent as of 3/31/2010 ($000)	Annual Rent PSF
2010	5,315	$60	$45.16	672,082	$349	$2.08	-	$-	$-
2011	516,252	$2,457	$19.04	1,251,535	$1,139	$3.64	266,976	$393	$5.89
2012	1,591,463	$5,854	$14.71	2,450,703	$2,113	$3.45	256,130	$523	$8.17
2013	1,653,890	$6,002	$14.52	471,000	$326	$2.77	305,140	$417	$5.47
2014	2,084,748	$9,056	$17.38	934,292	$601	$2.57	30,757	$46	$5.98
2015	1,853,842	$14,605	$15.51	150,000	$119	$3.17	56,837	$67	$4.72
2016	572,735	$2,119	$14.80	1,297,762	$1,441	$4.44	-	$-	$-
2017	377,877	$1,315	$13.92	1,652,811	$1,616	$3.91	68,024	$90	$5.29
2018	975,732	$3,617	$14.83	994,283	$576	$2.32	883,719	$448	$2.03
2019	1,326,625	$4,193	$12.64	1,621,875	$1,014	$2.50	-	$-	$-
2020	379,865	$1,279	$13.47	1,115,994	$1,495	$5.36	-	$-	$-
2021	623,174	$3,334	$21.40	2,054,639	$1,848	$3.60	61,000	$68	$4.46
2022	52,337	$383	$29.27	-	$-	$-	-	$-	$-
2023	425,254	$1,478	$13.90	-	$-	$-	-	$-	$-
2024	-	$-	$-	-	$-	$-	-	$-	$-
2025	145,200	$574	$15.81	2,138,214	$2,390	$4.47	-	$-	$-
2026	-	$-	$-	646,000	$491	$3.04	-	$-	$-
2027	-	$-	$-	-	$-	$-	-	$-	$-
2028	-	$-	$-	-	$-	$-	136,840	$251	$7.34
2029	410,041	$2,216	$21.62	-	$-	$-	-	$-	$-
Total/Weighted Average (1)	12,994,350	$58,542	$15.74	17,451,190	$15,518	$3.56	2,065,423	$2,303	$4.46

Footnotes
(1)	Total shown may differ from detailed amounts due to rounding and does not include multi-tenant properties and parking operations.

LEXINGTON REALTY TRUST
Lease Rollover Schedule - GAAP Basis
3/31/2010

Year	Number of Leases Expiring	GAAP Base Rent as of 3/31/2010 ($000)	Percent of GAAP Base Rent as of 3/31/2010
2010	4	$430	0.6%
2011	14	$3,998	5.7%
2012	29	$8,242	11.7%
2013	22	$7,251	10.3%
2014	27	$9,954	14.2%
2015	14	$7,506	10.7%
2016	9	$3,502	5.0%
2017	8	$3,215	4.6%
2018	19	$5,376	7.6%
2019	8	$5,422	7.7%
2020	7	$3,259	4.6%
2021	9	$5,113	7.3%
2022	1	$415	0.6%
2023	2	$1,714	2.4%
2024	-	$-	0.0%
2025	8	$3,041	4.3%
2026	1	$541	0.8%
2027	-	$-	0.0%
2028	2	$256	0.4%
2029	2	$1,043	1.5%
Total (1)	186	$70,278	100.0%

Footnotes
(1)	Total shown may differ from detailed amounts due to rounding and does not include multi-tenant propertiesand parking operations.

LEXINGTON REALTY TRUST
Mortgage Notes Receivable
3/31/2010

Collateral			Note			Current Estimated Annual	Balloon	Escrow
			Balance	Interest	Maturity	Debt Service	Payment	Balance
	City	State	$(000)(1)	Rate	Date	$(000)	$(000)	$(000)
Medical Facilities	Various (2)	MO/TX	$17,112	15.00%	12/2011	$2,440	$17,000	$-
Office	Schaumburg (3)	IL	$11,835	15.00%	01/2012	$-	$11,835	$-
	Westmont (4)	IL	$27,751	6.45%	10/2015	$2,090	$25,731	$4,847
	Southfield	MI	$9,172	4.55%	02/2015	$1,282	$5,810	$-
	Wilsonville	OR	$10,719	5.46%	08/2015	$750	$9,684	$1,343
Retail	Austin	TX	$1,316	16.00%	10/2018	$-	$5,104	$-
	Tampa	FL	$202	8.00%	12/2020	$29	$-	$-
	Various	Various	$6,840	8.00%	01/2014	$2,288	$-	$-
	Various	Various	$1,447	8.00%	02/2021	$82	$-	$-
	Various	Various	$879	8.00%	03/2022	$74	$-	$-
	Various	Various	$796	8.00%	12/2021	$61	$-	$-

Total Mortgage Notes Receivables			$88,069			$9,096	$75,164	$6,190

Footnotes
(1) Includes accrued interest and excludes net origination fees.
(2) Loan is interest only at a rate of 14.0% for the first year, and 16.0% thereafter.
(3) Interest only payments to the extent of operating cash flow of underlying assets.
(4) Escrow balance includes $4,419 in a collateral escrow account maintained by the borrower.

LEXINGTON REALTY TRUST
2010 First Quarter Financing Summary

DEBT RETIRED

		Face ($000)	Satisfaction ($000)	Rate	Due/Put Date
1	Pleasanton, CA (1)	$3,808	$3,808	10.25%	01/2010
2	Hampton, VA	$6,779	$6,779	8.27%	04/2010
3	Hampton, VA	$4,157	$4,157	8.26%	04/2010
4	Credit Facility	$7,000	$7,000	3.08%	02/2011
5	Term Loan	$74,348	$74,348	3.08%	02/2011
6	Renswoude, The Netherlands (1)	$34,293	$34,293	5.31%	04/2011
7	Exchangeable Guaranteed Notes	$25,500	$25,493	5.45%	01/2012
8	San Francisco, CA	$19,771	$19,771	6.00%	03/2013
	TOTAL	$175,656	$175,649

NEW CORPORATE LEVEL FINANCING

		Amount ($000)	Rate	Maturity
1	Convertible Guaranteed Notes (2)	$115,000	6.00%	01/2030
	TOTAL	$115,000

NEW PROPERY LEVEL FINANCING

		Amount ($000)	Rate	Maturity
1	Columbus, IN (3)	$611	7.50%	09/2014
2	Las Vegas, NV (3)	$744	7.50%	09/2014
3	Memphis, TN (3)	$1,095	7.50%	09/2014
	TOTAL	$2,450

Footnotes
(1) Assumed by buyer on sale of property.
(2) Holders have the right to redeem the notes on 01/15/17, 01/15/20 and 01/15/25.
(3) Cross-collateralized.

LEXINGTON REALTY TRUST
Debt Maturity Schedule
3/31/2010
($000)

Consolidated Properties

Year	Real Estate Scheduled Amortization	Real Estate Balloon Payments	Corporate Debt
2010	$17,783	$71,458	$-
2011	30,691	49,924	90,000
2012	30,922	191,034	62,150	(1)
2013	27,108	234,937	60,723
2014	26,856	235,879	-
	$133,360	$783,232	$212,873

Non-Consolidated Investments - LXP Proportionate Share

Year	Real Estate Scheduled Amortization	Real Estate Balloon Payments
2010	$1,475	$1,140
2011	2,686	6,903
2012	2,756	3,323
2013	2,895	2,496
2014	2,514	4,061
	$12,326	$17,923

Footnotes
(1) Assumes debt is put to Lexington in 2012.

LEXINGTON REALTY TRUST
2010 Mortgage Maturities by Property Type
3/31/2010

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Tenant Lease Expires	Gross Book Value ($000) (1)	Cash Rent as of 3/31/2010 ($000)	GAAP Base Rent as of 3/31/2010 ($000)
Office	550 Business Center Dr.	Lake Mary	FL	125,920	$12,082	10/2010	09/2015	$23,958	$447	$524
	600 Business Center Dr.	Lake Mary	FL	125,155	$12,118	10/2010	09/2015	$23,846	$428	$513
	6555 Sierra Dr.	Irving	TX	247,254	$24,454	10/2010	03/2023	$46,661	$587	$738
	13651 McLearen Rd.	Herndon	VA	159,664	$17,301	12/2010	05/2018	$27,815	$761	$846
Industrial	3102 Queen Palm Dr.	Tampa	FL	229,605	$5,503	08/2010	06/2020	$9,648	$286	$319
Retail	1150 West Carl Sandburg Dr.	Galesburg	IL	94,970	$-	07/2010	12/2018	$2,884	$14	$82
	12080 Carmel Mountain Rd.	San Diego	CA	107,210	$-	07/2010	12/2018	$5,463	$16	$188
	21082 Pioneer Plaza Dr.	Watertown	NY	120,727	$-	07/2010	12/2018	$5,316	$23	$120
	255 Northgate Dr.	Manteca	CA	107,489	$-	07/2010	12/2018	$6,509	$25	$139
	5350 Leavitt Rd.	Lorain	OH	193,193	$-	07/2010	12/2018	$8,513	$35	$183
	97 Seneca Trail	Fairlea	WV	90,933	$-	07/2010	12/2018	$3,360	$16	$87

	Total 2010 Mortgage Maturities			1,602,120	$71,458			$163,973	$2,638	$3,739

Footnotes
(1) Represents GAAP capitalized costs.

LEXINGTON REALTY TRUST
2011 Mortgage Maturities by Property Type
3/31/2010

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Tenant Lease Expires	Gross Book Value ($000) (1)	Cash Rent as of 3/31/2010 ($000)	GAAP Base Rent as of 3/31/2010 ($000)
Office	389-399 Interpace Hwy.	Parsippany	NJ	340,240	$37,047	03/2011	2015/2021	$109,010	$2,304	$2,364
	100 Barnes Rd.	Wallingford	CT	44,400	$3,187	05/2011	06/2018	$5,778	$170	$127
Industrial	291 Park Center Dr.	Winchester	VA	344,700	$9,690	08/2011	05/2011	$18,865	$402	$394

	Total 2011 Mortgage Maturities			729,340	$49,924			$133,653	$2,876	$2,885

Footnotes
(1) Represents GAAP capitalized costs.

LEXINGTON REALTY TRUST
2012 Mortgage Maturities by Property Type
3/31/2010

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Tenant Lease Expires	Gross Book Value ($000) (1)	Cash Rent as of 3/31/2010 ($000)	GAAP Base Rent as of 3/31/2010 ($000)
Office	1315 West Century Dr.	Louisville	CO	106,877	$7,195	01/2012	04/2017	$16,933	$345	$400
	2000 Eastman Dr.	Milford	OH	221,215	$12,686	02/2012	04/2016	$26,595	$622	$456
	26210 and 26220 Enterprise Court	Lake Forest	CA	100,012	$9,708	02/2012	01/2012	$17,211	$489	$448
	200 Lucent Ln.	Cary	NC	124,944	$12,543	05/2012	09/2011	$23,881	$570	$515
	2050 Roanoke Rd.	Westlake	TX	130,290	$17,829	05/2012	12/2011	$32,697	$915	$864
	3940 South Teller St.	Lakewood	CO	68,165	$7,890	05/2012	03/2012	$12,155	$292	$217
	37101 Corporate Dr.	Farmington Hills	MI	119,829	$17,724	09/2012	12/2016	$32,876	$768	$611
	4455 American Way	Baton Rouge	LA	70,100	$5,948	10/2012	10/2012	$13,868	$282	$278
	1110 Bayfield Dr.	Colorado Springs	CO	166,575	$10,272	12/2012	11/2013	$19,579	$436	$400
Industrial	245 Salem Church Rd.	Mechanicsburg	PA	252,000	$4,514	01/2012	12/2012	$9,085	$217	$216
	34 East Main St.	New Kingstown	PA	179,200	$2,914	01/2012	NA	$6,034	$-	$-
	6 Doughten Rd.	New Kingstown	PA	330,000	$6,116	01/2012	NA	$12,342	$-	$-
	3820 Micro Dr.	Millington	TN	701,819	$16,222	05/2012	09/2011	$24,870	$610	$593
	101 Michelin Dr.	Laurens	SC	1,164,000	$14,022	09/2012	08/2012	$34,460	$853	$826
	7111 Crabb Rd.	Temperance	MI	744,570	$9,400	09/2012	08/2012	$21,249	$572	$553
	19500 Bulverde Rd.	San Antonio	TX	559,258	$26,025	10/2012	03/2016	$41,882	$833	$857
	43955 Plymouth Oaks Blvd.	Plymouth	MI	290,133	$10,026	12/2012	10/2012	$19,161	$471	$459

	Total 2012 Mortgage Maturities			5,328,987	$191,034			$364,878	$8,275	$7,693

Footnotes
(1) Represents GAAP capitalized costs.

LEXINGTON REALTY TRUST
2013 Mortgage Maturities by Property Type
3/31/2010

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Tenant Lease Expires	Gross Book Value ($000) (1)	Cash Rent as of 3/31/2010 ($000)	GAAP Base Rent as of 3/31/2010 ($000)
Office	3476 Stateview Blvd.	Fort Mill	SC	169,083	$9,904	01/2013	05/2014	$18,079	$628	$634
	9201 East Dry Creek Rd.	Centennial	CO	128,500	$13,555	02/2013	09/2017	$26,922	$560	$593
	12600 Gateway Blvd.	Fort Meyers	FL	62,400	$8,550	05/2013	01/2013	$13,755	$279	$273
	200 Executive Blvd. South	Southington	CT	153,364	$12,228	05/2013	12/2012	$27,874	$420	$406
	275 South Valencia Ave.	Brea	CA	637,503	$73,071	05/2013	06/2012	$118,929	$2,178	$2,199
	5757 Decatur Blvd.	Indianapolis	IN	89,956	$8,580	05/2013	08/2012	$15,220	$354	$398
	810 & 820 Gears Rd.	Houston	TX	157,790	$15,737	05/2013	01/2013	$26,819	$557	$563
	8900 Freeport Pkwy.	Irving	TX	268,445	$36,466	05/2013	03/2013	$59,730	$1,214	$1,222
	6303 Barfield Rd.	Atlanta	GA	238,600	$40,356	05/2013	05/2013	$62,264	$1,205	$1,220
	2211 South 47th St.	Phoenix	AZ	176,402	$16,490	09/2013	11/2012	$25,017	$602	$565

	Total 2013 Mortgage Maturities			2,082,043	$234,937			$394,609	$7,997	$8,073

Footnotes
(1) Represents GAAP capitalized costs.

LEXINGTON REALTY TRUST
2014 Mortgage Maturities by Property Type
3/31/2010

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Tenant Lease Expires	Gross Book Value ($000) (1)	Cash Rent as of 3/31/2010 ($000)	GAAP Base Rent as of 3/31/2010 ($000)
Office	33 Commercial St.	Foxboro	MA	164,689	$-	01/2014	07/2015	$29,238	$2,800	$876
	1275 Northwest 128th St.	Clive	IA	61,180	$5,151	05/2014	01/2012	$10,599	$200	$200
	3480 Stateview Blvd.	Fort Mill	SC	169,218	$18,311	05/2014	05/2014	$29,174	$867	$862
	1701 Market St. (2)	Philadelphia	PA	305,170	$43,547	07/2014	Various	$69,017	$1,722	$1,722
	10300 Kincaid Dr.	Fishers	IN	193,000	$10,466	08/2014	01/2020	$29,019	$547	$856
	3965 Airways Blvd.	Memphis	TN	521,286	$47,270	09/2014	06/2019	$116,410	$1,694	$1,753
	500 Jackson St.	Columbus	IN	390,100	$26,399	09/2014	07/2019	$53,821	$1,107	$1,135
	6226 West Sahara Ave.	Las Vegas	NV	282,000	$32,118	09/2014	01/2029	$64,735	$1,990	$1,043
	22011 Southeast 51st St./5150 220th Ave.	Issaquah	WA	202,544	$30,388	12/2014	12/2014	$51,195	$1,032	$1,010
	275 Technology Dr.	Canonsburg	PA	107,872	$9,095	12/2014	12/2014	$15,739	$357	$344
Industrial	2415 US Hwy. 78 East	Moody	AL	595,346	$6,350	01/2014	01/2014	$11,575	$263	$263
	1109 Commerce Blvd.	Swedesboro	NJ	262,644	$6,784	04/2014	NA	$14,695	$-	$-

	Total 2014 Mortgage Maturities			3,255,049	$235,879			$495,217	$12,579	$10,064

Footnotes
(1) Represents GAAP capitalized costs.
(2) Lexington has an 80.5% interest in the property.

LEXINGTON REALTY TRUST
Consolidated Properties: Mortgages and Notes Payable
3/31/2010

Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Estimated Annual Debt Service ($000) (d)	Balloon Payment ($000)
Lorain, OH	(b)	$376	5.540%	07/2010	$386	$-
Manteca, CA	(b)	265	5.540%	07/2010	273	-
Watertown, NY	(b)	249	5.540%	07/2010	256	-
Lewisburg, WV	(b)	175	5.540%	07/2010	180	-
San Diego, CA	(b)	169	5.540%	07/2010	174	-
Galesburg, IL	(b)	149	5.540%	07/2010	153	-
Tampa, FL		5,536	6.880%	08/2010	194	5,503
Irving, TX	(b)	24,777	6.587%	10/2010	1,180	24,454
Lake Mary, FL	(b)	12,302	6.502%	10/2010	670	12,118
Lake Mary, FL	(b)	12,266	6.502%	10/2010	668	12,082
Herndon, VA		17,481	8.180%	12/2010	1,267	17,301
Parsippany, NJ	(b)	37,998	6.349%	03/2011	3,395	37,047
Wallingford, CT		3,246	4.926%	05/2011	221	3,187
Winchester, VA	(b)	10,059	6.346%	08/2011	908	9,690
Louisville, CO		7,391	5.830%	01/2012	544	7,195
New Kingston, PA		6,490	7.790%	01/2012	678	6,116
Mechanicsburg, PA		4,747	7.780%	01/2012	500	4,514
New Kingston, PA		3,092	7.780%	01/2012	323	2,914
Milford, OH	(b)	14,323	6.612%	02/2012	1,822	12,686
Lake Forest, CA		10,012	7.260%	02/2012	901	9,708
Westlake, TX	(b)	18,424	5.392%	05/2012	1,280	17,829
Millington, TN		16,822	5.247%	05/2012	1,181	16,222
Cary, NC	(b)	12,739	5.584%	05/2012	796	12,543
Lakewood, CO		8,201	5.097%	05/2012	566	7,890
Farmington Hills, MI	(b)	18,747	5.723%	09/2012	1,500	17,724
Laurens, SC	(b)	15,264	5.911%	09/2012	1,396	14,022
Temperance, MI	(b)	10,232	5.912%	09/2012	936	9,400
Baton Rouge, LA	(b)	6,238	5.333%	10/2012	443	5,948
San Antonio, TX		27,529	6.080%	10/2012	2,260	26,025
Plymouth, MI	(b)	11,080	5.964%	12/2012	1,026	10,026
Colorado Springs, CO	(b)	10,912	5.996%	12/2012	887	10,272
Fort Mill, SC		10,497	6.000%	01/2013	839	9,904
Centennial, CO	(b)	14,602	5.724%	02/2013	1,177	13,555
Brea, CA	(b)	76,119	5.734%	05/2013	5,361	73,071
Atlanta, GA		42,753	5.268%	05/2013	3,004	40,356
Irving, TX	(b)	38,394	5.452%	05/2013	2,702	36,466
Houston, TX		16,658	5.218%	05/2013	1,166	15,737
Southington, CT		12,969	5.018%	05/2013	890	12,228
Indianapolis, IN		9,099	5.168%	05/2013	633	8,580
Fort Meyers, FL		8,912	5.268%	05/2013	582	8,550
Phoenix, AZ		17,969	6.270%	09/2013	1,527	16,490
Foxboro, MA	(b)	11,362	6.000%	01/2014	3,378	-
Moody, AL		6,937	4.978%	01/2014	493	6,350
Swedesboro, NJ	(b)	7,141	5.545%	04/2014	482	6,784

LEXINGTON REALTY TRUST
Consolidated Properties: Mortgages and Notes Payable
3/31/2010

Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Estimated Annual Debt Service ($000) (d)	Balloon Payment ($000)
Clive, IA		5,587	5.139%	05/2014	387	5,151
Fort Mill, SC		19,613	5.373%	05/2014	1,364	18,311
Philadelphia, PA	(p)	47,112	5.060%	07/2014	3,178	43,547
Fishers, IN		11,443	6.375%	08/2014	932	10,466
Columbus, IN	(i)	25,831	6.150%	09/2014	1,611	25,831
Las Vegas, NV	(i)	31,427	6.150%	09/2014	1,960	31,427
Memphis, TN	(i)	46,253	6.150%	09/2014	2,884	46,253
Columbus, IN	(i)	611	7.500%	09/2014	54	568
Las Vegas, NV	(i)	744	7.500%	09/2014	66	691
Memphis, TN	(i)	1,095	7.500%	09/2014	97	1,017
Issaquah, WA	(b)	31,883	5.665%	12/2014	2,113	30,388
Canonsburg, PA	(b)	9,077	5.426%	12/2014	489	9,095
Chicago, IL	(b)	29,221	5.639%	01/2015	1,548	29,900
Carrollton, TX		13,389	5.530%	01/2015	993	12,022
Herndon, VA	(b)	11,506	5.885%	04/2015	888	10,359
Richmond, VA	(b)	19,571	5.377%	05/2015	1,268	18,321
Houston, TX		16,003	5.160%	05/2015	1,114	14,408
Rockaway, NJ		14,900	5.292%	05/2015	799	14,900
Houston, TX		12,501	5.210%	05/2015	874	11,265
Fishers, IN		12,443	5.160%	05/2015	865	11,188
San Antonio, TX		12,347	5.340%	05/2015	875	11,149
Atlanta, GA		11,325	5.260%	05/2015	727	10,502
Los Angeles, CA		10,849	5.110%	05/2015	750	9,760
Richmond, VA		10,030	5.310%	05/2015	708	9,055
Harrisburg, PA		8,649	5.110%	05/2015	599	7,780
Knoxville, TN		7,375	5.310%	05/2015	520	6,658
Tulsa, OK		7,249	5.060%	05/2015	499	6,517
Carrollton, TX	(b)	20,038	5.725%	07/2015	1,382	18,710
Elizabethtown, KY	(j)	14,993	4.990%	07/2015	1,042	13,358
Hopkinsville, KY		8,789	4.990%	07/2015	611	7,830
Dry Ridge, KY	(n)	6,400	4.990%	07/2015	445	5,702
Owensboro, KY	(n)	5,684	4.990%	07/2015	395	5,064
Elizabethtown, KY	(j)	2,829	4.990%	07/2015	197	2,520
Houston, TX	(b)	47,242	6.250%	09/2015	8,351	18,161
Sugar Land, TX	(b)	12,280	6.250%	09/2015	2,131	6,286
Bridgewater, NJ		14,805	5.732%	03/2016	860	13,825
Omaha, NE		8,514	5.610%	04/2016	621	7,560
Tempe, AZ		8,041	5.610%	04/2016	586	7,140
Lisle, IL		10,258	6.500%	06/2016	793	9,377
Dallas, TX	(b)	18,521	5.939%	07/2016	1,136	18,365
Rochester, NY	(f)	18,466	6.210%	08/2016	1,383	16,765
Statesville, NC	(f)	13,849	6.210%	08/2016	1,037	12,574
Rockford, IL	(f)	6,777	6.210%	08/2016	508	6,153
Glenwillow, OH		16,693	6.130%	09/2016	1,240	15,132
Memphis, TN		3,890	5.710%	01/2017	275	3,484

LEXINGTON REALTY TRUST
Consolidated Properties: Mortgages and Notes Payable
3/31/2010

Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Estimated Annual Debt Service ($000) (d)	Balloon Payment ($000)
Orlando, FL		9,975	5.722%	02/2017	579	9,309
Dubuque, IA		10,232	5.402%	06/2017	733	8,725
Shreveport, LA		19,000	5.690%	07/2017	1,096	19,000
McDonough, GA		23,000	6.110%	11/2017	1,425	21,651
Lorain, OH	(b)	1,255	7.750%	07/2018	108	-
Manteca, CA	(b)	887	7.750%	07/2018	77	-
Watertown, NY	(b)	834	7.750%	07/2018	72	-
Lewisburg, WV	(b)	586	7.750%	07/2018	51	-
San Diego, CA	(b)	565	7.750%	07/2018	49	-
Galesburg, IL	(b)	498	7.750%	07/2018	43	-
Boston, MA		13,492	6.100%	12/2018	996	11,520
Overland Park, KS	(b)	37,126	5.891%	05/2019	2,657	31,819
Kansas City, MO	(b)	17,694	5.883%	05/2019	1,268	15,182
Streetsboro, OH	(b)	19,149	5.749%	09/2019	1,344	16,338
Boca Raton, FL		20,400	6.470%	02/2020	1,338	18,383
Wall, NJ	(b)	27,528	6.250%	01/2021	3,182	-
Charleston, SC		7,350	5.850%	02/2021	436	6,632
Durham, NH	(b)	18,175	6.750%	03/2021	1,472	-
Antioch, TN	(b)	13,232	6.320%	10/2021	1,580	774
Whippany, NJ		15,946	6.298%	11/2021	1,344	10,400
Dillon, SC		21,927	5.974%	02/2022	1,832	13,269
Subtotal/Wtg. Avg./Years Remaining (l)		$1,545,657	5.855%	4.6	$122,035	$1,338,024

Corporate
Term Loan	(c)	90,000	3.080%	02/2011	2,811	90,000
Term Loan	(h)(k)	35,723	5.520%	03/2013	1,999	35,723
Term Loan	(h)(k)	25,000	5.520%	03/2013	1,399	25,000
Exchangeable Notes	(e)(m)	62,150	5.450%	01/2027	3,387	62,150
Convertible Notes	(o)(q)	115,000	6.000%	01/2030	6,900	115,000
Trust Preferred Notes	(g)	129,120	6.804%	04/2037	8,785	129,120
Subtotal/Wtg. Avg./Years Remaining (l)		$456,993	5.514%	10.1	$25,281	$456,993
Total/Wtg. Avg./Years Remaining (l)		$2,002,650	5.777%	5.9	$147,316	$1,795,017

Footnotes
(a)	Subtotal and total based on weighted average term to maturity (or put dates) shown in years based on debt balance.
(b)	Debt balances based upon imputed interest rates.
(c)	Floating rate debt 30/60/90/120 day LIBOR plus 285 bps, maturity can be extended to 02/2012 at the Company's option.
(d)	Remaining payments for debt with less than 12 months to maturity, all others are debt service for next 12 months.
(e)	Holders have the right to put notes to the Company commencing 2012 and every five years thereafter.
(f)	Properties are cross-collateralized properties.
(g)	Rate fixed through 04/2017, thereafter LIBOR plus 170 bps.
(h)	Rate is swapped to fixed rate through maturity.
(i)	Properties are cross-collateralized properties.
(j)	Properties are cross-collateralized properties.
(k)	Represents full payable of loans, discount of $2,927 excluded from balance.
(l)	Total shown may differ from detailed amounts due to rounding.
(m)	Represents full payable of notes, discount of $1,210 excluded from balance.
(n)	Properties are cross-collateralized properties.
(o)	Holders have the right to redeem the notes on 01/15/17, 01/15/20 and 01/15/25.
(p)	Lexington has an 80.5% interest in this property.
(q)	Represents full payable of notes, discount of $13,243 excluded from balance.

LEXINGTON REALTY TRUST
Non- Consolidated Investments: Mortgages & Notes Payable
3/31/2010

Joint Venture	Debt Balance ($000)	LXP Proportionate Share ($000) (3)	Interest Rate (%)	Maturity	Current Estimated Annual Debt Service ($000) (4)	Balloon Payment ($000)	Proportionate Share Balloon Payment ($000) (3)
Net Lease Strategic	$7,659	$1,149	6.930%	08/2010	$281	$7,603	$1,140
Harpard	423	115	9.875%	01/2011	442	-	-
Net Lease Strategic	2,120	318	7.500%	01/2011	151	2,076	311
Net Lease Strategic	13,592	2,039	7.400%	04/2011	1,258	13,365	2,005
Net Lease Strategic	30,582	4,587	5.126%	05/2011	1,589	30,582	4,587
Taber	366	100	10.125%	06/2011	313	-	-
Jayal	673	200	11.500%	03/2012	303	-	-
Net Lease Strategic	22,761	3,414	5.147%	05/2012	1,464	22,153	3,323
Net Lease Strategic	7,437	1,116	7.670%	01/2013	2,907	-	-
Net Lease Strategic	12,864	1,930	5.148%	05/2013	894	12,144	1,822
Net Lease Strategic	4,827	724	5.950%	09/2013	381	4,496	674
Net Lease Strategic	20,140	3,021	5.810%	02/2014	1,551	18,588	2,788
Net Lease Strategic	9,246	1,387	5.616%	04/2014	697	8,484	1,273
Net Lease Strategic	1,099	165	8.500%	04/2015	271	-	-
Net Lease Strategic	16,661	2,499	5.411%	05/2015	1,189	15,087	2,263
Net Lease Strategic - Oklahoma TIC	14,749	885	5.240%	05/2015	944	13,673	820
Net Lease Strategic	12,415	1,862	5.212%	06/2015	836	11,349	1,702
Net Lease Strategic	6,023	903	5.783%	06/2015	462	5,371	806
Net Lease Strategic	18,027	2,704	8.036%	09/2015	3,432	6,925	1,039
Net Lease Strategic	5,181	777	8.036%	09/2015	947	2,203	330
Net Lease Strategic	8,451	1,268	6.090%	01/2016	668	7,446	1,117
Net Lease Strategic	6,246	937	6.090%	04/2016	494	5,465	820
Net Lease Strategic	6,397	960	6.315%	09/2016	497	5,723	858
One Summit	16,332	4,900	9.375%	10/2016	3,344	-	-
Net Lease Strategic	9,033	1,355	6.063%	11/2016	683	8,023	1,203
One Summit	10,664	3,199	10.625%	11/2016	2,239	-	-
Net Lease Strategic	8,853	1,328	5.910%	10/2018	728	6,624	994
Net Lease Strategic	9,691	1,454	6.010%	08/2019	753	7,658	1,149
Net Lease Strategic	7,500	1,125	6.507%	11/2019	495	6,692	1,004

LEXINGTON REALTY TRUST
Non- Consolidated Investments: Mortgages & Notes Payable
3/31/2010

Joint Venture	Debt Balance ($000)	LXP Proportionate Share ($000) (3)	Interest Rate (%)	Maturity	Current Estimated Annual Debt Service ($000) (4)	Balloon Payment ($000)	Proportionate Share Balloon Payment ($000) (3)
Net Lease Strategic	9,779	1,467	6.270%	12/2019	774	7,755	1,163
Net Lease Strategic	9,450	1,418	9.800%	02/2020	1,909	-	-
Net Lease Strategic	9,891	1,484	5.930%	10/2020	750	7,660	1,149
Net Lease Strategic	9,229	1,384	5.460%	12/2020	741	5,895	884
Net Lease Strategic	9,401	1,410	5.640%	01/2021	692	7,018	1,053
Net Lease Strategic	11,984	1,798	5.380%	08/2025	1,144	362	54
Total/Wtg. Avg. (1)/Years Remaining (2)	$349,746	$55,382	6.684%	5.7	$36,223	$250,420	$36,331

Footnotes
(1)	Weighted average interest rate based on proportionate share.
(2)	Weighted average years remaining on maturities based on proportionate debt balance.
(3)	Total balance shown may differ from detailed amounts due to rounding.
(4)	Remaining payments for debt with less than 12 months to maturity, all others are debt service for 12 months.

LEXINGTON REALTY TRUST
Partnership Interests
Three Months Ended March 31, 2010
($000)

Noncontrolling Interest Properties - Partners' Proportionate Share (1)

EBITDA	$1,196
Interest expense	$287
Depreciation and amortization	$587
Impairment loss on real estate	$3,134

Non-Consolidated Net Leased Real Estate - Lexington's Share

EBITDA	$8,015
Interest expense	$935

Footnotes
(1) Does not include OP unit noncontrolling interests.

LEXINGTON REALTY TRUST
Selected Balance Sheet Account Detail
3/31/2010
($000)

Other assets	$46,547

The components of other assets are:

Deposits, including forward purchase equity commitment	$22,509
Investments	10,531
Equipment	1,294
Prepaids	5,137
Other receivables	1,079
Other	5,997

Accounts payable and other liabilities	$39,699

The components of accounts payable and other liabilities are:

Accounts payable and accrued expenses	$12,448
CIP accruals and other	7,562
Taxes	1,434
Deferred lease costs	1,351
Subordinated notes	2,010
Deposits	1,850
Escrows	2,191
Sale/leaseback financing obligation	4,750
Transaction costs	592
Derivative liability	5,511

LEXINGTON REALTY TRUST
Revenue Data
3/31/2010
($000)

Base Rent Estimates for Current Assets

Year	Cash (1)	GAAP (1)
2010 - remainder	$225,270	$232,521
2011	301,547	304,111
2012	274,416	274,974
2013	234,810	234,377
2014	196,185	199,832

Other Revenue Data

Asset Class	GAAP Base Rent as of 3/31/10 (2)	Percentage
Office	$51,660	65.6%
Industrial	$15,809	20.1%
Retail	$3,415	4.3%
Multi-tenant	$7,892	10.0%
	$78,776	100.0%

Credit Ratings (3)
Investment Grade	$35,203	44.7%
Non-Investment Grade	$12,456	15.8%
Unrated	$31,117	39.5%
	$78,776	100.0%

Footnotes
(1)
Amounts assume (1) lease terms for non-cancellable periods only, (2) that all below market leases are renewed by the tenants at the option rate and (3) that no new or renegotiated leases are entered into for any other property.

(2)	Three months ended 3/31/2010 GAAP base rent recognized for consolidated properties owned as of 03/31/2010.
(3)	Credit ratings are based upon either tenant, guarantor or parent. All multi-tenant assets are included in unrated.

LEXINGTON REALTY TRUST
Top 20 Markets
3/31/2010

	Core Based Statistical Area (2)	Percent of GAAP Base Rent as of 3/31/10 (1)
1	Dallas-Fort Worth-Arlington, TX	7.9%
2	Los Angeles-Long Beach-Santa Ana, CA	6.8%
3	New York-Northern New Jersey-Long Island, NY-NJ-PA	6.6%
4	Houston-Sugar Land-Baytown, TX	5.0%
5	Memphis, TN-MS-AR	4.2%
6	Atlanta-Sandy Springs-Marietta, GA	3.9%
7	Kansas City, MO-KS	3.3%
8	Orlando-Kissimmee, FL	2.6%
9	Detroit-Warren-Livonia, MI	2.5%
10	Indianapolis-Carmel, IN	2.4%
11	Boston-Cambridge-Quincy, MA-NH	2.3%
12	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2.2%
13	Chicago-Naperville-Joliet, IL-IN-WI	2.1%
14	Charlotte-Gastonia-Concord, NC-SC	1.9%
15	Phoenix-Mesa-Scottsdale, AZ	1.8%
16	Washington-Arlington-Alexandria, DC-VA-MD-WV	1.8%
17	San Antonio, TX	1.7%
18	Richmond, VA	1.6%
19	Seattle-Tacoma-Bellevue, WA	1.6%
20	Denver-Aurora, CO	1.5%
	Total Top 20 Markets (3)	63.7%

Footnotes
(1)	Three months ended 3/31/2010 GAAP base rent recognized for consolidated properties owned as of 3/31/2010.
(2)
A Core Based Statistical Area is the official term for a functional region based around an urban center of at least 10,000 people, based on standards published by the Office of Management and Budget (OMB) in 2000. These standards are used to replace the definitions of metropolitan areas that were defined in 1990.

(3)	Total shown may differ from detailed amounts due to rounding.

LEXINGTON REALTY TRUST
Tenant Industry Diversification
3/31/2010

Industry Category	Percent of GAAP Base Rent as of 3/31/10 (1)
Finance/Insurance	12.0%
Technology	9.4%
Consumer Products	9.3%
Energy	9.1%
Automotive	9.1%
Food	7.4%
Service	6.7%
Transportation/Logistics	6.1%
Healthcare	6.0%
Construction/Materials	3.8%
Telecommunications	3.7%
Media/Advertising	3.5%
Aerospace/Defense	2.9%
Education	2.7%
Printing/Production	2.6%
Retail Department & Discount	1.9%
Real Estate	1.2%
Apparel	1.0%
Retail - Specialty	0.7%
Security	0.6%
Retail - Electronics	0.3%
Total (2)	100.0%

Footnotes
(1)	Three months ended 3/31/2010 GAAP base rent recognized for consolidated properties owned as of 3/31/2010.
(2)	Total shown may differ from detailed amounts due to rounding.

LEXINGTON REALTY TRUST
Top 10 Tenants or Guarantors
3/31/2010

Tenants or Guarantors	Number of Leases	Sq. Ft. Leased	Sq. Ft. Leased as a Percent of Consolidated Portfolio (2)	GAAP Base Rent as of 3/31/10 ($000) (1)	Percent of GAAP Base Rent as of 3/31/10 ($000) (1)
Bank of America, NA	8	691,893	1.8%	$2,412	3.1%
Baker Hughes, Inc.	2	720,221	1.9%	2,333	3.0%
Dana Holding Corporation and Dana Limited	6	1,902,414	5.0%	2,075	2.6%
Federal Express Corporation	2	641,286	1.7%	1,854	2.4%
Swiss Re America Holding Corporation	2	476,123	1.3%	1,643	2.1%
CEVA Logistics U.S., Inc. (TNT Logistics Holdings, B.V.)	3	2,503,916	6.6%	1,642	2.1%
Morgan, Lewis & Bockius, LLC (3)	1	290,565	0.8%	1,598	2.0%
Wells Fargo Bank, N.A.	3	354,732	0.9%	1,533	1.9%
International Business Machines Corporation (Internet Security Systems, Inc.)	2	289,000	0.8%	1,477	1.9%
JPMorgan Chase Bank, National Association	3	430,375	1.1%	1,351	1.7%
	32	8,300,525	21.9%	$17,918	22.8%

Footnotes
(1)	Three months ended 3/31/2010 GAAP base rent recognized for consolidated properties owned as of 3/31/2010.
(2)	Total shown may differ from detailed amounts due to rounding.
(3)	Includes parking garage operations, Lexington has an 80.5% interest in this property.

Investor Information

Transfer Agent		Investor Relations
BNY Mellon Shareowner Services		Patrick Carroll
480 Washington Blvd.		Executive Vice President and Chief Financial Officer
Jersey City NJ 07310-1900		Telephone (direct) (212) 692-7215
(800) 850-3948		Facsimile (main) (212) 594-6600
www.bnymellon.com/shareowner/isd		E-mail pcarroll@lxp.com

Research Coverage

Barclays Capital		Morgan, Keegan & Co., Inc.
Ross L. Smotrich	(212) 526-2306	Stephen C. Swett	(212) 508-7585

Friedman, Billings, Ramsey		Raymond James & Assoc.
Gabe Poggi	(703) 469-1141	Paul Puryear	(727) 567-2253

J.P. Morgan Chase		Stifel Nicolaus
Anthony Paolone, CFA	(212) 622-6682	John W. Guinee	(443) 224-1307

Keefe, Bruyette & Woods		Wells Fargo Securities, LLC
Sheila K. McGrath	(212) 887-7793	Todd J. Stender	(212) 214-8067